Semi-Annual Report

SEPTEMBER 30, 1997

FIRST OMAHA FAMILY OF FUNDS (R)
FIRST NATIONAL BANK OF OMAHA - ADVISER





                              NOTICE TO INVESTORS

                      Shares of the First Omaha Funds are:

                             ---------------------
                                NOT FDIC INSURED
                             ---------------------
                                 MAY LOSE VALUE
                               NO BANK GUARANTEE
                             ---------------------

The U.S. Government Obligations Fund is not insured or guaranteed by the U.S. government, nor can there can be any assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

The First Omaha Funds are distributed by Sunstone Distribution Services, LLC.



                                         FIRST OMAHA FUNDS - Semi-Annual Report
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                                                                    October 1997

Dear Shareholder:

We are pleased to provide you with the First Omaha Family of Funds' Semi-Annual Report for the period ended September 30, 1997. In it you will be given helpful information regarding your investment, its performance and its management. Also, our portfolio managers have given their observations on the stock and bond markets. Please read this Semi-Annual Report carefully and retain it with your Prospectus for future reference.

Once again, thank you for your investment in the First Omaha Family of Funds.


THE STOCK MARKET OUTLOOK

The stock market has continued its unprecedented upward climb since our annual report in March. The Standard & Poor's Composite ("S&P 500") recorded a total return of 38% in 1995 (the highest annual return since 1958), followed by a 23% total return in 1996. For the first three quarters of 1997, the total return of the S&P 500 was nearly 30%. What makes this period even more spectacular than it appears is that it began with the market at already above-average valuation levels. The S&P 500 stood at approximately 460 at the end of 1994, with a price/earnings ratio of 15x trailing earnings and a yield of 3.0%.

The advance in the market since the end of 1994 is remarkable when considered another way as well. The upward momentum has been interrupted only twice - in neither case was the interruption significant or long-lasting. In July of 1996 and in the spring of 1997 corrections of less than 10% occurred and were followed by even more rapid upward climbs. In particular, following the March-April 1997 correction, the market staged one of its most spectacular surges ever. For the first quarter of 1997, the S&P 500 had a total return just under 3% and was then followed by a total return of over 25% in the second and third quarters combined.

Small-capitalization<F1> stocks corrected comparatively more than large-capitalization stocks in the Spring 1997 correction. Since then, however, these stocks have performed even better than the S&P 500. The S&P 500's underperformance relative to small- and mid-cap stocks during the second and third quarters probably resulted, in large part, from some high-profile larger-cap companies pre-announcing third quarter earnings disappointments. Examples (but not an all-inclusive list) include: Coca-Cola, Gillette, Eastman Kodak, Motorola, Aetna, Owens Corning and Delta Airlines. In most cases, earnings remain quite good for these companies; however, they pale in comparison to lofty expectations and estimates. This makes the point that in order to impress the market, profit margins and returns not only need to be good, they need to be better than sometimes unrealistic expectations.

<F1> CAPITALIZATION or its abbreviation CAP represents the value of a company as determined by the stock price multiplied by the number of outstanding shares.

Economically, it doesn't get much better than it is right now. Inflation, as measured by the Consumer Price Index ("CPI") and Producer Price Index
("PPI"), is running at under a 2% rate so far in 1997. Corporate earnings have not declined in any quarter in more than five years and are expected by many analysts to rise at double-digit rates throughout the balance of the year. Interest rates have been low and relatively stable, with the Fed raising rates just once (March 1997) in over two years. This period of moderate growth, low inflation and low interest rates has helped propel the stock market to valuations that, in most cases, surpass historical peaks. For example, on September 30, 1997, the S&P 400 dividend yields were at an all-time low 1.3% compared to an average of 3.4% over the past 20 years. The price to book value ratio is at nearly 5.9x trailing earnings compared to a 20-year average of 2.6x. The price/earnings ratio of the S&P 400 based on trailing earnings is 25x compared to a 20-year average of 16x and an average since 1871 of 14x.

This near-perfect economic environment has, along with several other factors, contributed to profit margins reaching the highest levels since 1970. Productivity improvements resulting from technology and restructuring have also contributed to the earnings increases. Cost-cutting efforts and lower interest rates have reduced corporate expenses. A weaker dollar than that experienced in the early 1980s also contributed to U.S. corporations becoming more competitive worldwide. However, given the high market valuations, corporate earnings will clearly be a significant factor going forward.

While we believe the companies that we hold in our equity portfolios will continue to perform at above-average rates in terms of profitability, the performance of the stocks of these companies is difficult to predict. Since we do not believe that stock prices and fundamentals can remain decoupled over extended time periods, we urge you to keep your expectations for return in check during this period of full market valuation. Valuations now being carried by many stocks are simply too high and caution should be exercised.



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FIRST OMAHA SMALL CAP VALUE FUND

The inception date of the First Omaha Small Cap Value Fund was June 10, 1996. From that date until our Annual Report of March 1997, the Fund outperformed the S&P 400 MidCap and the S&P 600 SmallCap indices. Since March, however, the Fund has lagged these indices. The Small Cap Value Fund, like our large-capitalization Equity Fund, invests in companies that are sound fundamentally and have solid historical records of operations. Our objective for this Fund, over the long term, is to invest in small- and mid-cap companies that have strong market positions, good balance sheets, above average or improving return on equity and managements that have demonstrated an ability to effectively allocate cash flows to maximize shareholder value. The basis of our philosophy is to buy companies - not stocks - and to buy them at a price that is below our estimate of their long-term intrinsic value. The Fund, on average, seeks to hold stocks that are less volatile than the overall market. This proved a positive from June 1996 until March 1997 but has not been advantageous from March 1997 to September 1997.

During the past six-month period, several actions were taken in the portfolio. The position in Dean Foods was eliminated. While the company remains fundamentally sound, it reached our target price - not surprising given the overall market strength during this time period. During this period, however, we also added three new positions to the portfolio - Universal Foods, First Brands and Midwest Express (as of September 30, 1997, represented 3.6%, 3.9% and 2.7%, respectively of the Fund's net assets).

Universal Foods is an international manufacturer of value-added flavor, nutrition and color ingredients. It also manufacturers Red Star Baking yeast which represents about 20% of its sales. Prospects for Universal's products internationally appear to be quite good, and we believe growth through acquisition is likely for the company. Universal has consistently earned a return on equity above 15% and has a solid and consistent cash flow. The stock had a price/earnings ratio of under 14x the 1998 estimate when the position began and yielded 2.7%.

We also established a position in First Brands, which manufactures and markets branded and private-label consumer products for the household and automotive markets. Its Glad and Himolene plastic wrap and bags represented 65% of 1996 sales. STP and Simoniz Auto specialty products contributed 21% of 1996 sales, and Scoop Away and Ever Clean cat litter products represented 14%. We anticipate that the company will continue to grow by increasing market share as well as by adding product lines through acquisitions. Return on equity is slightly below average, but we expect improvement over the next several years due to recent restructuring efforts. First Brands' balance sheet is strong and cash flow is consistent. The stock's price/earnings ratio was less than 15x and it yielded 1.4% at the time the position was established.

Midwest Express was also added to the portfolio during the past six months. Midwest operates a single class, premium service passenger jet airline that caters to business travelers and serves selected major business destinations throughout the United States. The company was a spin-off from Kimberly Clark and has operated as a separate business since 1984. Midwest captures a higher percentage of the more profitable business traveler market and, therefore, earns 20% to 30% more revenue per seat than the industry average. As a result, the company has generated a positive cash flow even in difficult economic times. We attribute Midwest's performance to a conservative management philosophy, unique service orientation and careful route selection. The stock's price/earnings ratio was under 12x the 1997 estimate when the initial position was purchased.


THE PORTFOLIO

The Small Cap Value Fund is invested in what we perceive to be high-quality companies. At September 30, 1997, the portfolio was 88% invested in stocks and had cash reserves of 12%. The portfolio held 30 positions and was broadly diversified with exposure to all major economic sectors.


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SMALL CAP VALUE FUND
PORTFOLIO COMPOSITION <F2>
as of September 30, 1997


BASIC INDUSTRIES                     37%
CONSUMER STAPLES                     15%
CONSUMER CYCLICALS                   14%
CAPITAL GOODS/ TECHNOLOGY            13%
FINANCIAL                             8%
TRANSPORTATION                        7%
UTILITIES                             6%


TOP FIVE HOLDINGS <F3>
as of September 30, 1997

                         % OF NET ASSETS
----------------------------------------
CLARCOR Inc.                       4.59%
----------------------------------------
The Guarantee Life Companies, Inc.  4.21
----------------------------------------
First Brands Corp.                  3.90
----------------------------------------
Nash-Finch Co.                      3.64
----------------------------------------
Universal Foods Corp.               3.55
----------------------------------------

<F2> Sector weightings represent the percentage of the Fund's equity investments in certain general sectors. These sectors include more than one industry.

<F3> Excluding cash and cash equivalents

     Portfolio composition and holdings are subject to change at any time.


The five largest positions in the portfolio at the end of September represented 19.4% of the portfolio.

The portfolio, on a weighted-average basis, is strong fundamentally and has an attractive valuation as demonstrated in the following tables:


PORTFOLIO FUNDAMENTAL PROFILE
as of September 30, 1997

                        WEIGHTED AVERAGE
----------------------------------------
Payout Ratio <F4>             29.8%
----------------------------------------
Debt/Capital                  24.1%
----------------------------------------
ROE <F4>                      15.2%
----------------------------------------
<F4> Based on 1997 estimates


PAYOUT RATIO is a ratio used to analyze a company's policy of paying cash dividends, calculated by dividing the dividends paid on common stock by the net income available for common stockholders. DEBT/CAPITAL is the ratio of total debt to total stockholder's equity. ROE (RETURN ON EQUITY) equals earnings available to common stock divided by common shareholder's equity.


PORTFOLIO VALUATION PROFILE
as of September 30, 1997

                        WEIGHTED AVERAGE
----------------------------------------
Price/Earnings <F5>           15.1x
----------------------------------------
Price/Book Value <F5>         2.2x
----------------------------------------
Yield                         2.6%
----------------------------------------
<F5> Based on 1997 estimates


TOTAL RETURN
as of September 30, 1997

                                                          AVERAGE
                                       1 YEAR ENDED     ANNUAL SINCE
                                         9/30/97      COMMENCEMENT <F6>
-----------------------------------------------------------------------
First Omaha Small Cap Value Fund          34.93%           24.55%
-----------------------------------------------------------------------
<F6> Commencement date is 6/10/96


RETURN ON A $10,000 INVESTMENT

                                JUNE 10,    SEPT.     MARCH     SEPT.
                                  1996      1996       1997     1997
                                --------  --------   -------- --------

FIRST OMAHA SMALL CAP VALUE FUND $10,000     9,880    10,730    13,331
S&P MIDCAP 400 INDEX             $10,000    10,133    10,587    14,096
S&P SMALLCAP 600 INDEX           $10,000     9,978     9,960    13,667

This chart assumes an initial investment of $10,000 made on 6/10/96. Total Return is based on net change in N.A.V. assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions. Performance figures reflect fee waivers in effect, represent past performance, which is no guarantee of future results, and will fluctuate. In the absence of fee waivers, Total Return would be reduced. The investment return and principal value of an investment in the First Omaha Small Cap Value Fund will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. This Fund is advised by First National Bank of Omaha.

The S&P MidCap 400 Index consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. It is also a market-value weighted index and was the first benchmark of midcap stock price movement.

The S&P SmallCap 600 Index consists of 600 domestic stocks chosen for market size, liquidity (bid-asked spread, ownership, share turnover and number of no trade days) and industry group representation. It too is a market-value weighted index.


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FIRST OMAHA EQUITY FUND

The First Omaha Equity Fund had outperformed the S&P 500 from its inception in December of 1992 until the second half of 1995. The significant returns registered by the market since that time have been difficult to beat. The defensive posture and cash position held in the Fund weighed negatively on the portfolio's performance. Despite our disappointment regarding the under-performance of the Fund, we continue to follow a deliberate, focused approach to investing. We continue to invest in companies - not stocks. The basis of our philosophy is to buy good quality companies at a price that is below our estimate of intrinsic value. An environment such as the current one makes this task challenging.

During the past six months, we added one new position to the equity portfolio - Food Lion, Inc. (1.3% of the Fund's net assets as of September 30, 1997). Food Lion operates a regional supermarket chain in the southeastern U.S. The company operates 1200 plus retail stores as well as nine distribution centers. Food Lion is strong financially and is very well managed. Return on equity surpassed 20% in the 1980s and early 1990s, then dropped sharply to the mid-teens. A news story that reported that Food Lion's food handling was poor resulted in significant market share losses in 1993 which contributed to a sharp earnings decline. The company approached this whole event in a very constructive way. Food Lion evaluated all of its procedures and its operations in general. As a result of actions taken during the 1993-1994 time period, as well as a recovery of lost market share, the net margin has risen and return on equity has increased above 15%. The retail food industry remains quite fragmented, despite significant consolidation over the past decade. We expect Food Lion to increase sales in existing stores and to add to its internal growth through strategic acquisitions. We believe management will make only acquisitions that make business and financial sense. The stock was attractively valued at 12x the 1998 estimate and yielded 2.1% when the position was established.

One position was eliminated from the portfolio during the past six months. Tambrands was acquired by Procter & Gamble for $50 per share in cash. Tambrands has a very strong U.S. franchise which we believed could be translated successfully to international markets. Apparently, Procter & Gamble agreed with us.


THE PORTFOLIO

On September 30, 1997, 81% of the portfolio was invested in equities with the balance invested in cash and cash equivalents. The portfolio holds 32 stocks and remains well-diversified with exposure to all major sectors of the economy.


EQUITY FUND
PORTFOLIO COMPOSITION <F7>
as of September 30, 1997

CONSUMER STAPLES                     20%
CAPITAL GOODS/TECHNOLOGY             20%
CONSUMER CYCLICALS                   20%
FINANCIAL                            16%
ENERGY                               10%
BASIC INDUSTRIES                      9%
UTILITIES                             5%


TOP FIVE HOLDINGS <F8>
as of September 30, 1997

                         % OF NET ASSETS
----------------------------------------
Kellwood Co.                       4.56%
----------------------------------------
Exxon Corp.                         4.11
----------------------------------------
Ingersoll-Rand Co.                  4.07
----------------------------------------
Motorola, Inc.                      3.94
----------------------------------------
Eastman Kodak Co.                   3.92
----------------------------------------

<F7> Sector weightings represent the percentage of the Fund's equity investments in certain general sectors. These sectors include more than one industry.

<F8> Excluding cash and cash equivalents

     Portfolio composition and holdings are subject to change at any time.


The five largest holdings are listed above. These stocks represented approximately 20.6% of the Fund's net assets and approximately 25.4% of the value of the equities in the portfolio.

As we discussed before, we believe owning above-average companies at below intrinsic values should provide some downside protection in the event of a market correction. We believe these holdings may offer significant upside potential over the long term. The First Omaha Equity Fund holds stocks that are fundamentally strong, yet are inexpensively valued as indicated in the charts on the next page.


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PORTFOLIO FUNDAMENTAL PROFILE
as of September 30, 1997

                          WEIGHTED    S&P
                          AVERAGE     400
-------------------------------------------
Payout Ratio <F9>          35.9%     28.3%
-------------------------------------------
Debt/Capital               31.0%     36.0%
-------------------------------------------
ROE <F9>                   17.3%     22.0%
-------------------------------------------


PORTFOLIO VALUATION PROFILE
as of September 30, 1997

                          WEIGHTED    S&P
                          AVERAGE     400
-------------------------------------------
Price/Earnings <F9>        16.0x     21.0x
-------------------------------------------
Price/Book Value <F9>       2.9x      4.1x
-------------------------------------------
Yield                       2.3%      1.3%
-------------------------------------------
<F9> Based on 1997 estimates

     See the definitions on page 3 of the terms listed above.


TOTAL RETURN
as of September 30, 1997

                           1 YEAR ENDED     AVERAGE ANNUAL SINCE
                              9/30/97         COMMENCEMENT <F10>
------------------------------------------------------------------
First Omaha Equity Fund<F11>  29.28%                17.01%
------------------------------------------------------------------
<F10> Commencement date is 12/13/92

<F11> Performance data from commencement through April 9, 1995 relates to a predecessor, First Omaha Equity Fund, the assets of which were acquired by the Fund on that date.


RETURN ON A $10,000 INVESTMENT

                    DEC. 13     SEPT.     SEPT.     SEPT.     SEPT.     SEPT.
                      1992      1993      1994      1995      1996      1996
                    -------  --------  --------  --------  --------  --------

FIRST OMAHA EQUITY
  FUND               10,000    10,681    11,723    14,333    16,446    21,262

S&P 500 COMPOSITE    10,000    10,835    11,234    14,576    17,539    24,634

This chart assumes an initial investment of $10,000 made on 12/13/92. Total Return is based on net change in N.A.V. assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions. Performance figures reflect fee waivers in effect, represent past performance, which is no guarantee of future results, and will fluctuate. In the absence of fee waivers, Total Return would be reduced. The investment return and principal value of an investment in the First Omaha Equity Fund will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. This Fund is advised by First National Bank of Omaha.

The S&P 500 Composite is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The returns for this index do not reflect any fees or expenses.



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FIRST OMAHA BALANCED FUND

The First Omaha Balanced Fund provided a one-year total return of 20.1%, which compares favorably with the benchmark indices shown on the next page. As of September 30, 1997 the Fund was structured with a 49% allocation to equities and a 51% allocation to fixed income securities and cash, resulting in a performance that, we believe, will typically fall somewhere between the respective equity and fixed benchmarks. We realize that there will inevitably be up and down cycles in the capital markets (although many folks from Wall Street to Main Street seem to have forgotten this fact!), which will provide us with periods in which we can invest in good companies at more than satisfactory rates of return. Conversely, there will be periods where the capital we invest underperforms the current averages. Our success in meeting our objective depends on adhering to our philosophy and executing it through a deliberate, focused approach to investing. Our focal point will not be on trying to time the market, but instead we focus on purchasing securities that provide good value and a reasonable margin of safety.

The First Omaha Balanced Fund has a primary goal of providing a combination of current income and capital appreciation. Our emphasis on the bond and stock selection is based on our philosophy of buying securities that sell below their fair value and meet our quantitative and qualitative criteria. Because we have a long-term investment horizon of three to five years, we focus on long-term results. Additionally, by focusing on the individual security's investment merits, and whether or not we can find attractive prospects at reasonable prices, the target asset allocation decision unfolds quite naturally. Stocks are purchased when more attractive than bonds over our investment horizon. Bonds are purchased when they appear attractive. Cash reserves will be a by-product of our stock and bond selection processes. If we cannot find attractive candidates, cash will build. Conversely, if there are numerous prospects that meet our requirements, cash will decrease.


THE PORTFOLIO

Under normal market conditions, the Balanced Fund is expected to be allocated approximately 65% in stocks and securities convertible into common stocks and 35% in debt securities, however, under current market conditions our target asset allocation is 45% to 50% stocks, 40% to 45% bonds and 10% to 15% cash and cash equivalents. In line with our stated target range, the asset mix at the quarter ended September 30, 1997 consisted of 6% cash, 45% bonds and 49% stocks. The composition of the bond portion of the portfolio consists of 40% high-quality corporate bonds and 60% government and agency notes. The average yield on the bond portfolio is 6.0% with an average maturity just over 7 years. The portfolio boasts an average quality rating of AA1. It is well diversified across sectors of the economy. The corporate portion of the portfolio is 40% industrial bonds, 17% electric utility bonds, 14% financial bonds, 15% transportation bonds, 11% gas utility bonds and 3% telephone utility bonds.

The dividend yield on the equity portion of the portfolio was 2.3% at the end of the quarter, which compares favorably to the S&P 500 yield of 1.6%. The portfolio contains 32 positions, with the top five positions at the end of the quarter comprising approximately 25.5% of the equity portion of the portfolio, including Kellwood, Ingersoll-Rand, Eastman Kodak, American General Corp., and J.C. Penney. Like the First Omaha Equity Fund, this portfolio is diversified and is constructed to participate in most major sectors of the economy. These companies are fundamentally stronger and are above-average financially when compared to the overall market. We believe these characteristics, combined with an above-average dividend yield and the favorable valuation of the stock portfolio, may provide additional downside protection for the portfolio in declining markets.


BALANCED FUND
PORTFOLIO COMPOSITION
as of September 30, 1997

COMMON STOCKS                         49%
U.S. GOVERNMENTS                      22%
CORPORATE BONDS                       18%
CASH EQUIVALENTS                       6%
U.S. GOVERNMENT AGENCIES               5%


TOP FIVE HOLDINGS <F12>
as of September 30, 1997

                           % OF NET ASSETS
-------------------------------------------
Kellwood Co.                         2.79%
-------------------------------------------
Union Tank Car Co., 7.45%, 6/1/09     2.65
-------------------------------------------
U.S. Treasury Note, 7.00%, 7/15/06    2.65
-------------------------------------------
Ingersoll-Rand Co.                    2.59
-------------------------------------------
U.S. Treasury Note, 6.50%, 8/15/05    2.56
-------------------------------------------
<F12> Excluding cash and cash equivalents

      Portfolio composition and holdings are subject to change at any time.



                                       FIRST OMAHA FUNDS - Semi-Annual Report
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TOTAL RETURN
as of September 30, 1997

                                  1 YEAR ENDED   AVERAGE ANNUAL SINCE
                                    9/30/97        COMMENCEMENT <F13>
-----------------------------------------------------------------------
First Omaha Balanced Fund            20.12%              18.29%
-----------------------------------------------------------------------

<F13> Commencement date is 8/6/96


RETURN ON A $10,000 INVESTMENT
                                            AUG. 6,    SEPT.     SEPT.
                                             1996      1996      1997
                                            -------   -------   -------
FIRST OMAHA BALANCED FUND                   10,000    10,105    12,138
S&P 500 COMPOSITE                           10,000    10,431    14,650
LEHMAN BROS. GOV'T./CORP. BOND INDEX        10,000    10,158    11,132


This chart assumes an initial investment of $10,000 made on 8/6/96. Total Return is based on net change in N.A.V. assuming reinvestment of distributions.
Returns shown on this page include the reinvestment of all dividends and other distributions. Performance figures reflect fee waivers in effect, represent past performance, which is no guarantee of future results, and will fluctuate. In the absence of fee waivers, Total Return would be reduced. The investment return and principal value of an investment in the First Omaha Balanced Fund will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. This Fund is advised by First National Bank of Omaha.

The S&P 500 Composite is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The returns for this index do not reflect any fees or expenses.

The Lehman Bros. Gov't./Corp. Bond Index includes all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues; all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government; and all publicly issued, fixed rate, nonconvertible, investment grade, dollar-denominated, SEC-registered corporate debt (including debt issued or guaranteed by foreign sovereign governments, municipalities, or governmental agencies, or international agencies). The returns for this index do not reflect any fees or expenses.


THE BOND MARKET OUTLOOK

Economic figures released during the second and third quarters confirmed the growing perception that the economy can enjoy strong growth without igniting inflation. From the first half of this year, real Gross Domestic Product's ("GDP") average annual growth rate was 4.3%, while inflationary pressures remain subdued. Capital spending and productivity gains continue to contribute to strong economic growth and low inflation. New orders for technology equipment are up about 13% from a year ago and new orders for industrial equipment are up about 7%. If capital spending remains strong as it was in the second quarter, then we could see the continuation of deflationary pressures within the economy.

Less Treasury debt issuance and continued improvement in the government's fiscal position are having a positive effect on the bond markets. Although a budget surplus is plausible for 1998, the current condition of the economy and capital markets must remain consistent. The President and Congress were able to agree upon a budget deficit plan and a tax cut program in August. Among the items of note were a lower capital gains rate and the establishment of a $500 per child tax credit. Thus, as long as Congress doesn't spend the projected budget surpluses before it is actually recorded, we should continue on our path toward a lower budget deficit.

So while deflationary pressures continue to emerge, the persistence of the tight labor market continues to hold the threat of future inflation. Federal Reserve Chairman Alan Greenspan again recently voiced his concerns on the valuations of the equity markets and the notion that inflation will not rise. He reminded the market that the tight labor markets will keep the Fed on alert and that he expects wages to increase, but is unsure of the timing.



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FIRST OMAHA FIXED INCOME FUND

The First Omaha Fixed Income Fund invests at least 65% of its total assets in investment grade fixed income securities. The portfolio will be constructed primarily through the laddering of bonds of one to 20 years in maturity. In this manner we seek to reduce credit and reinvestment rate risk over the long term.

As of September 30, 1997, the portfolio's composition was allocated with 26% government securities, 73% corporate bonds and 1% cash. The overall weighted average credit quality of the portfolio remained the same at AA/Aa. The weighted average maturity of the portfolio was 8.6 years. We continued to purchase longer duration<F14> securities within the portfolio and anticipate maintaining the portfolio's longer duration when compared against its benchmark. The First Omaha Fixed Income Fund's performance has been in line with the Lehman Bros. Gov't./Corp. Bond Index for the first nine months of 1997. Rates have moved down since January 1, while we have seen corporate bond spreads widen slightly.


FIXED INCOME FUND
PORTFOLIO COMPOSITION
as of September 30, 1997

CORPORATE BONDS                 73%
U.S.GOVERNMENTS                 14%
U.S. GOVERNMENT AGENCIES        12%
CASH EQUIVALENTS                 1%

<F14> DURATION measures the sensitivity of the value of bond investments to changes in interest rates. Generally, if interest rates change one percentage point, the value will change in the opposite direction by a percentage equal to the duration.


TOP FIVE HOLDINGS <F15>
as of September 30, 1997

                                   % OF NET ASSETS
---------------------------------------------------
U.S. Treasury STRIP, 2/15/07                 4.68%
---------------------------------------------------
Federal Home Loan Mortgage
   Corp., 6.78%, 3/15/04                      3.83
---------------------------------------------------
AT&T Corp., 7.75%, 3/1/07                     3.45
---------------------------------------------------
Citizens Utilities Co., 7.60%, 6/1/06         3.40
---------------------------------------------------
PPG Industries, Inc., 7.375%, 6/1/16          3.35
---------------------------------------------------
<F15> Excluding cash and cash equivalents

      Portfolio composition and holdings are subject to change at any time.


TOTAL RETURN
as of September 30, 1997
                                  1 YEAR ENDED    AVERAGE ANNUAL SINCE
                                    9/30/97        COMMENCEMENT <F16>
-----------------------------------------------------------------------
First Omaha Fixed Income Fund <F17>  9.60%               6.86%
-----------------------------------------------------------------------
<F16> Commencement date is 12/13/92

<F17> Performance data from commencement through April 9, 1995 relates to a predecessor, First Omaha Fixed Income Fund, the assets of which were acquired by the Fund on that date.


RETURN ON A $10,000 INVESTMENT

                              DEC. 13,   SEPT.   SEPT.    SEPT.    SEPT.   SEPT.
                                1992     1993    1994     1995     1996    1997
                              --------  ------  ------   ------   ------  ------

FIRST OMAHA FIXED INCOME FUND  10,000   11,248  10,603   12,201   12,547  13,753

LEHMAN BROS. GOV'T/CORP.
  BOND INDEX                   10,000   11,255  10,789   12,337   12,893  14,129


This chart assumes an initial investment of $10,000 made on 12/13/92. Total Return is based on net change in N.A.V. assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions. Performance figures reflect fee waivers in effect, represent past performance, which is no guarantee of future results, and will fluctuate. In the absence of fee waivers, Total Return would be reduced. The investment return and principal value of an investment in the First Omaha Fixed Income Fund will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. This Fund is advised by First National Bank of Omaha.

The Lehman Bros. Gov't./Corp. Bond Index includes all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues; all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government; and all publicly issued, fixed rate, nonconvertible, investment grade, dollar-denominated, SEC-registered corporate debt (including debt issued or guaranteed by foreign sovereign governments, municipalities, or governmental agencies, or international agencies). The returns for this index do not reflect any fees or expenses.


                                       FIRST OMAHA FUNDS - Semi-Annual Report
-----------------------------------------------------------------------------


FIRST OMAHA SHORT-INTERMEDIATE FIXED INCOME FUND

The First Omaha Short/Intermediate Fixed Income Fund invests at least 65% of its total assets in investment grade fixed income securities. The portfolio expects to maintain a dollar-weighted average maturity of two to five years.

As of September 30, 1997 the portfolio's composition was allocated with 24% government securities, 75% corporate bonds and 1% cash. The overall weighed average credit quality remained AA/Aa for the portfolio, while the weighted average maturity was 3.7 years. We anticipate continuing to preserve the overall high credit quality and maintain the laddered bond maturities within the portfolio. Year-to-date the First Omaha Short/Intermediate Fixed Income Fund has slightly underperformed its benchmark, the Lehman Bros. Mutual Fund Short (1-5) U.S. Government Index. This was due to the longer duration <F18> in the Fund versus its benchmark (3.0 and 2.7, respectively). Short interest rates have risen since the first of the year, the reason being strong first half economic growth and the Federal Funds rate at 5.50%.


SHORT/INTERMEDIATE FIXED INCOME FUND
PORTFOLIO COMPOSITION
as of September 30, 1997

CORPORATE BONDS            75%
U.S. GOVERNMENTS           24%
CASH EQUIVALENTS            1%

TOP FIVE HOLDINGS <F19>
as of September 30, 1997

                                   % OF NET ASSETS
---------------------------------------------------
Eli Lilly & Co., 8.125%, 12/1/01             5.42%
---------------------------------------------------
U.S. Treasury STRIP, 2/15/02                  5.29
---------------------------------------------------
Union Electric Co., 6.875%, 8/1/04            5.19
---------------------------------------------------
Anheuser-Busch Cos., Inc., 6.90%, 10/1/02     5.16
---------------------------------------------------
Federal Home Loan Bank, 6.50%, 11/29/05       5.13
---------------------------------------------------
<F18> DURATION measures the sensitivity of the value of bond investments to changes in interest rates. Generally, if interest rates change one percentage point, the value will change in the opposite direction by a percentage equal to the duration.

<F19> Excluding cash and cash equivalents

      Portfolio composition and holdings are subject to change at any time.


TOTAL RETURN
as of September 30, 1997
                                  1 YEAR ENDED    AVERAGE ANNUAL SINCE
                                    9/30/97        COMMENCEMENT <F20>
-----------------------------------------------------------------------
First Omaha Short/Intermediate
Fixed Income Fund <F21>              7.12%                5.42%
-----------------------------------------------------------------------
<F20> Commencement date is 12/13/92

<F21> Performance data from commencement through April 9, 1995 relates to a predecessor, First Omaha Short/Intermediate Fixed Income Fund, the assets of which were acquired by the Fund on that date.


RETURN ON A $10,000 INVESTMENT

                              Dec. 13,   Sept.    Sept.   Sept.    Sept.   Sept.
                                1992     1993     1994    1995     1996    1997
                              --------  ------   ------  ------   ------  ------

FIRST OMAHA SHORT/INTERMEDIATE
  FIXED INCOME FUND            10,000   10,682   10,555  11,552   12,029  12,885

LEHMAN BROS. MUTUAL FUND SHORT
  (1-5) U.S. GOV'T. INDEX      10,000   10,710   10,690  11,689   12,326  13,225



This chart assumes an initial investment of $10,000 made on 12/13/92. Total Return is based on net change in N.A.V. assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions. Performance figures reflect fee waivers in effect, represent past performance, which is no guarantee of future results, and will fluctuate. In the absence of fee waivers, Total Return would be reduced. The investment return and principal value of an investment in the First Omaha Short/Intermediate Fixed Income Fund will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. This Fund is advised by First National Bank of Omaha.

The Lehman Bros. Mutual Fund Short (1-5) U.S. Government Index is an index made up of the Treasury Bond Index (all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues) and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government). It includes only those bonds with maturities of up to five years. The returns for this index do not reflect any fees or expenses.


Semi-Annual Report - FIRST OMAHA FUNDS
-----------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS
September 30, 1997 (Unaudited)


SMALL CAP VALUE FUND

        NUMBER
      OF SHARES                                                  VALUE
      ----------                                                -------
COMMON STOCKS 90.12%
                 AIRLINES 2.74%
          9,600  Midwest Express Holdings, Inc. <F22>           $307,800
                                                                --------

                 BUSINESS SERVICES 3.13%
         12,600  Franklin Covey Co. <F22>                        352,012
                                                                --------

                 CHEMICALS 8.64%
          8,800  Dexter Corp.                                    352,550
         18,700  Oil-Dri Corp. of America                        316,731
         10,000  WD-40 Co.                                       301,250
                                                                --------
                                                                 970,531
                                                                --------
                 CONSUMER PRODUCTS 3.90%
         16,400  First Brands Corp.                              438,700
                                                                --------

                 ELECTRONICS 2.74%
          8,900  Teleflex, Inc.                                  308,163
                                                                --------

                 ENVIRONMENTAL CONTROL 4.08%
         23,500  Calgon Carbon Corp.                             306,969
         18,300  Isco, Inc.                                      150,975
                                                                --------
                                                                 457,944
                                                                --------
                 FOOD 7.18%
         17,200  Nash-Finch Co.                                  408,500
          9,900  Universal Foods Corp.                           398,475
                                                                --------
                                                                 806,975
                                                                --------
                 HOME FURNISHINGS 3.07%
          8,200  National Presto Industries, Inc.                344,912
                                                                --------

                 INSURANCE 7.54%
          8,400  American Financial Group, Inc.                  373,800
         16,400  The Guarantee Life Companies, Inc.              473,550
                                                                --------
                                                                 847,350
                                                                --------
                 MACHINERY & EQUIPMENT 8.47%
         12,600  Lawson Products, Inc.                           371,700
          9,300  Modine Manufacturing Co.                        324,338
          4,600  Tecumseh Products Co., Class A                  256,162
                                                                --------
                                                                 952,200
                                                                --------
                 MANUFACTURING 3.16%
          9,600  Tennant Co.                                     355,200
                                                                --------

        NUMBER
      OF SHARES                                                  VALUE
      ----------                                                -------

                 METAL PRODUCTS 3.38%
         15,500  Amcast Industrial Corp.                      $  379,750
                                                              ----------

                 MINING 3.49%
          9,000  Cleveland-Cliffs, Inc.                          392,625
                                                              ----------

                 MOTOR VEHICLE PARTS & ACCESSORIES 4.59%
         18,000  CLARCOR Inc.                                    515,250
                                                              ----------

                 PACKAGING & CONTAINERS 2.47%
          8,400  The West Co., Inc.                              277,200
                                                              ----------

                 PAPER PRODUCTS 3.32%
         16,800  P.H. Glatfelter Co.                             372,750
                                                              ----------

                 TECHNOLOGY - SOFTWARE 1.11%
          5,200  Cerner Corp. <F22>                              124,475
                                                              ----------

                 TEXTILE MANUFACTURING 3.31%
         10,500  Kellwood Co.                                    372,094
                                                              ----------

                 TIRE & RUBBER 2.87%
          6,100  Bandag, Inc.                                    322,919
                                                              ----------

                 TOBACCO 2.71%
          8,400  Universal Corp.                                 304,500
                                                              ----------

                 TRUCKING LEASING 3.13%
         14,500  Werner Enterprises, Inc.                        351,625
                                                              ----------

                 UTILITIES - ELECTRIC SERVICES 1.96%
          9,000  DPL Inc.                                        220,500
                                                              ----------

                 UTILITIES - TELECOMMUNICATIONS 3.13%
         14,500  Aliant Communications, Inc.                     351,625
                                                              ----------

Total Common Stocks (cost $8,451,238)                         10,127,100
                                                              ----------


     PRINCIPAL
      AMOUNT
     ---------

U.S. TREASURY BILLS 9.77%
     $1,100,000  10/16/97                                      1,097,823
                                                              ----------

Total U.S. Treasury Bills (cost $1,097,691)                    1,097,823
                                                              ----------


                                       FIRST OMAHA FUNDS - Semi-Annual Report
-----------------------------------------------------------------------------

         NUMBER
       OF SHARES                                                VALUE
       ---------                                               -------
INVESTMENT COMPANIES 2.51%
        281,670  Goldman Sachs ILA Treasury
                 Obligations Portfolio                       $   281,670
                                                             -----------

Total Investment Companies (cost $281,670)                       281,670
                                                             -----------

Total Investments (cost $9,830,599) 102.40%                   11,506,593

Liabilities, less Other Assets (2.40)%                         (269,901)
                                                             -----------
NET ASSETS 100.00%                                           $11,236,692
                                                             ===========

<F22>  Non-dividend paying security


See notes to financial statements.



Semi-Annual Report - FIRST OMAHA FUNDS
-----------------------------------------------------------------------------


SCHEDULE OF PORTFOLIO INVESTMENTS
September 30, 1997 (Unaudited)

EQUITY FUND

       NUMBER
      OF SHARES                                               VALUE
      ----------                                             -------
COMMON STOCKS 81.20%
                 COMMUNICATIONS EQUIPMENT 3.94%
        163,600  Motorola, Inc.                            $11,758,750
                                                           -----------

                 COMPUTERS & PERIPHERALS 2.82%
         79,200  International Business Machines Corp.       8,390,250
                                                           -----------

                 COSMETICS 1.65%
        100,500  International Flavors & Fragrances, Inc.    4,924,500
                                                           -----------

                 ELECTRICAL EQUIPMENT 3.40%
         59,400  Emerson Electric Co.                        3,422,925
        149,250  Parker-Hannifin Corp.                       6,716,250
                                                           -----------
                                                            10,139,175
                                                           -----------

                 ENVIRONMENTAL CONTROL 0.74%
        169,200  Calgon Carbon Corp.                         2,210,175
                                                           -----------

                 FOOD PROCESSING & PACKAGING 1.46%
         47,100  CPC International, Inc.                     4,362,638
                                                           -----------

                 GROCERY STORES 1.25%
        260,540  Food Lion, Inc., Class A                    2,173,881
        195,450  Food Lion, Inc., Class B                    1,563,600
                                                           -----------
                                                             3,737,481
                                                           -----------

                 HEAVY MACHINERY 4.07%
        282,000  Ingersoll-Rand Co.                         12,143,625
                                                           -----------

                 INSURANCE 12.70%
        243,900  American Financial Group, Inc.             10,853,550
        221,300  American General Corp.                     11,479,937
         67,800  Marsh & McLennan Cos., Inc.                 5,195,175
        195,100  SAFECO Corp.                               10,340,300
                                                           -----------
                                                            37,868,962
                                                           -----------

                 MANUFACTURING 1.84%
        120,800  Harsco Corp.                                5,481,300
                                                           -----------

                 MEDICAL SUPPLIES 0.95%
         58,900  Becton, Dickinson & Co.                     2,819,837
                                                           -----------

                 MINING 3.29%
        408,560  Cyprus Amax Minerals Co.                    9,805,440
                                                           -----------


        NUMBER
      OF SHARES                                               VALUE
      ----------                                             -------

                 MOTOR VEHICLE PARTS & ACCESSORIES 1.63%
        169,200  CLARCOR Inc.                             $  4,843,350
                                                           -----------

                 OIL 8.30%
        191,400  Exxon Corp.                                12,261,562
         86,800  Texaco Inc.                                 5,332,775
        165,500  Unocal Corp.                                7,157,875
                                                           -----------
                                                            24,752,212
                                                           -----------

                 PACKAGING & CONTAINERS 2.67%
        234,800  Sonoco Products Co.                         7,968,525
                                                           -----------

                 PHARMACEUTICALS 1.65%
         59,600  Bristol-Myers Squibb Co.                    4,931,900
                                                           -----------

                 PHOTOGRAPHY 3.92%
        179,900  Eastman Kodak Co.                          11,682,256
                                                           -----------

                 PUBLISHING 3.68%
        307,100  R.R. Donnelley & Sons Co.                  10,959,631
                                                           -----------

                 RETAIL 7.06%
        193,800  J.C. Penney Co., Inc.                      11,288,850
        176,200  Rite Aid Corp.                              9,768,088
                                                           -----------
                                                            21,056,938
                                                           -----------

                 SOAPS & CLEANING AGENTS 1.84%
         78,600  Colgate-Palmolive Co.                       5,477,438
                                                           -----------

                 TEXTILE MANUFACTURING 4.56%
        383,300  Kellwood Co.                               13,583,194
                                                           -----------

                 TOBACCO 3.81%
        313,400  Universal Corp.                            11,360,750
                                                           -----------

                 UTILITIES - ELECTRIC SERVICES 3.97%
        258,300  DPL Inc.                                    6,328,350
        153,000  Texas Utilities Co.                         5,508,000
                                                           -----------
                                                            11,836,350
                                                           -----------

Total Common Stocks (cost $163,200,629)                    242,094,677
                                                           -----------


                                       FIRST OMAHA FUNDS - Semi-Annual Report
-----------------------------------------------------------------------------


      PRINCIPAL
       AMOUNT                                                  VALUE
     ----------                                               -------

U.S. TREASURY BILLS 17.17%
   $  6,000,000  10/16/97                                  $ 5,988,120
      6,000,000  11/28/97                                    5,951,640
     10,000,000  1/22/98                                     9,843,200
      5,000,000  1/29/98                                     4,915,650
      6,000,000  2/5/98                                      5,893,140
      9,000,000  2/19/98                                     8,822,160
     10,000,000  3/5/98                                      9,780,300
                                                           -----------

Total U.S. Treasury Bills (cost $51,184,885)                51,194,210
                                                           -----------


      NUMBER
     OF SHARES
     ----------

INVESTMENT COMPANIES 2.16%
      6,437,311  Goldman Sachs ILA Treasury
                 Obligations Portfolio                       6,437,311
                                                          ------------

Total Investment Companies (cost $6,437,311)                 6,437,311
                                                          ------------

Total Investments (cost $220,822,825) 100.53%              299,726,198

Liabilities, less Other Assets (0.53)%                     (1,582,263)
                                                          ------------

NET ASSETS 100.00%                                        $298,143,935
                                                          ============


See notes to financial statements.



Semi-Annual Report - FIRST OMAHA FUNDS
-----------------------------------------------------------------------------


SCHEDULE OF PORTFOLIO INVESTMENTS
September 30, 1997 (Unaudited)

BALANCED FUND

         NUMBER
        OF SHARES                                              VALUE
        ---------                                             -------
COMMON STOCKS 49.40%
                 COMMUNICATIONS EQUIPMENT 2.20%
          6,100  Motorola, Inc.                             $  438,438
                                                            ----------

                 COMPUTERS & PERIPHERALS 1.49%
          2,800  International Business Machines Corp.         296,625
                                                            ----------

                 COSMETICS 1.11%
          4,500  International Flavors & Fragrances, Inc.      220,500
                                                            ----------

                 ELECTRICAL EQUIPMENT 2.52%
          3,800  Emerson Electric Co.                          218,975
          6,300  Parker-Hannifin Corp.                         283,500
                                                            ----------
                                                               502,475
                                                            ----------

                 ENVIRONMENTAL CONTROL 0.49%
          7,500  Calgon Carbon Corp.                            97,969
                                                            ----------

                 FOOD PROCESSING & PACKAGING 1.16%
          2,500  CPC International, Inc.                       231,563
                                                            ----------

                 GROCERY STORES 0.73%
         10,020  Food Lion, Inc., Class A                       83,604
          7,570  Food Lion, Inc., Class B                       60,560
                                                            ----------
                                                               144,164
                                                            ----------

                 HEAVY MACHINERY 2.59%
         12,000  Ingersoll-Rand Co.                            516,750
                                                            ----------

                 INSURANCE 7.91%
          9,900  American Financial Group, Inc.                440,550
          9,000  American General Corp.                        466,875
          3,200  Marsh & McLennan Cos., Inc.                   245,200
          8,000  SAFECO Corp.                                  424,000
                                                            ----------
                                                             1,576,625
                                                            ----------

                 MANUFACTURING 1.14%
          5,000  Harsco Corp.                                  226,875
                                                            ----------
                 MEDICAL SUPPLIES 0.84%
          3,500  Becton, Dickinson & Co.                       167,562
                                                            ----------

                 MINING 2.02%
         16,770  Cyprus Amax Minerals Co.                      402,480
                                                            ----------


         NUMBER
        OF SHARES                                              VALUE
        ---------                                             -------
                 MOTOR VEHICLE PARTS & ACCESSORIES 0.96%
          6,700  CLARCOR Inc.                               $  191,787
                                                            ----------

                 OIL 4.36%
          7,100  Exxon Corp.                                   454,844
          3,000  Texaco Inc.                                   184,312
          5,300  Unocal Corp.                                  229,225
                                                            ----------
                                                               868,381
                                                            ----------

                 PACKAGING & CONTAINERS 1.62%
          9,500  Sonoco Products Co.                           322,406
                                                            ----------

                 PHARMACEUTICALS 0.62%
          1,500  Bristol-Myers Squibb Co.                      124,125
                                                            ----------

                 PHOTOGRAPHY 2.54%
          7,800  Eastman Kodak Co.                             506,513
                                                            ----------

                 PUBLISHING 2.20%
         12,300  R.R. Donnelley & Sons Co.                     438,956
                                                            ----------

                 RETAIL 4.34%
          8,000  J.C. Penney Co., Inc.                         466,000
          7,200  Rite Aid Corp.                                399,150
                                                            ----------
                                                               865,150
                                                            ----------

                 SOAPS & CLEANING AGENTS 1.57%
          4,500  Colgate-Palmolive Co.                         313,594
                                                            ----------

                 TEXTILE MANUFACTURING 2.79%
         15,700  Kellwood Co.                                  556,369
                                                            ----------

                 TOBACCO 2.00%
         11,000  Universal Corp.                               398,750
                                                            ----------

                 UTILITIES - ELECTRIC SERVICES 2.20%
         10,500  DPL Inc.                                      257,250
          5,000  Texas Utilities Co.                           180,000
                                                            ----------
                                                               437,250
                                                            ----------
  Total Common Stocks (cost $8,139,991)                      9,845,307
                                                            ----------


                                       FIRST OMAHA FUNDS - Semi-Annual Report
-----------------------------------------------------------------------------

       PRINCIPAL
        AMOUNT                                                 VALUE
       --------                                               -------

CORPORATE BONDS 17.75%
                 FINANCIAL SERVICES 2.56%
       $500,000  General Electric Capital Corp.,
                 6.90%, 9/15/15                             $  509,600
                                                            ----------

                 FOOD PRODUCTS 2.56%
        500,000  Anheuser-Busch Cos., Inc.,
                 6.75%, 8/1/03                                 509,035
                                                            ----------

                 PHARMACEUTICALS 2.44%
        500,000  Eli Lilly & Co.,
                 6.57%, 1/1/16                                 486,250
                                                            ----------

                 RAIL CAR LEASING 2.65%
        500,000  Union Tank Car Co.,
                 7.45%, 6/1/09                                 528,280
                                                            ----------
                 RETAIL 2.04%
        400,000  Wal-Mart Stores, Inc.,
                 6.75%, 5/15/02                                407,036
                                                            ----------

                 UTILITIES - ELECTRIC SERVICES 3.01%
        100,000  Indianapolis Power & Light Co.,
                 7.375%, 8/1/07                                105,054
        500,000  Tampa Electric Co.,
                 5.75%, 5/1/00                                 495,385
                                                            ----------
                                                               600,439
                                                            ----------

                 UTILITIES - NATURAL GAS 2.01%
        400,000  Consolidated Natural Gas Co.,
                 6.625%, 12/1/08                               400,360
                                                            ----------

                 UTILITIES - TELECOMMUNICATIONS 0.48%
        100,000  Illinois Bell Telephone Co.,
                 5.80%, 2/1/04                                  96,004
                                                            ----------

Total Corporate Bonds (cost $3,464,978)                      3,537,004
                                                            ----------

       PRINCIPAL
        AMOUNT                                                 VALUE
       --------                                               -------
U.S. GOVERNMENT AGENCIES 5.06%
       $500,000  Federal Home Loan Mortgage Corp.,
                 7.065%, 7/18/12                            $  498,620
        500,000  Federal National Mortgage Association,
                 7.27%, 8/24/05                                508,785
                                                            ----------

Total U.S. Government Agencies (cost $1,010,884)             1,007,405
                                                            ----------

U.S. TREASURY NOTES 20.32%
        500,000  5.375%, 11/30/97                              500,095
        500,000  5.125%, 4/30/98                               499,030
        500,000  5.875%, 8/15/98                               500,905
        500,000  6.75%, 5/31/99                                507,310
        500,000  6.625%, 6/30/01                               510,285
        500,000  5.875%, 2/15/04                               494,550
        500,000  6.50%, 8/15/05                                510,430
        500,000  7.00%, 7/15/06                                527,105
                                                            ----------

Total U.S. Treasury Notes (cost $4,000,715)                  4,049,710
                                                            ----------

U.S. TREASURY STRIPS 1.71%
        850,000  2/15/12                                       340,382
                                                            ----------

Total U.S. Treasury Strips (cost $322,137)                     340,382
                                                            ----------

        NUMBER
       OF SHARES
       ---------
INVESTMENT COMPANIES 5.44%
        500,000  Federated Treasury Obligations                500,000
        584,499  Goldman Sachs ILA Treasury
                 Obligations Portfolio                         584,499
                                                           -----------

Total Investment Companies (cost $1,084,499)                 1,084,499
                                                           -----------

Total Investments (cost $18,023,204) 99.68%                 19,864,307

Other Assets, less Liabilities 0.32%                            63,298
                                                           -----------
NET ASSETS 100.00%                                         $19,927,605
                                                           ===========

See notes to financial statements.



Semi-Annual Report - FIRST OMAHA FUNDS
-----------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS
September 30, 1997 (Unaudited)

FIXED INCOME FUND

      PRINCIPAL
       AMOUNT                                                  VALUE
      --------                                                -------

CORPORATE BONDS 71.87%
                 COMMUNICATIONS EQUIPMENT 3.19%
     $2,500,000  Motorola, Inc.,
                 6.50%, 3/1/08                              $2,489,800
                                                            ----------

                 FINANCIAL SERVICES 6.37%
      2,500,000  General Electric Capital Corp.,
                 5.50%, 11/1/01                              2,421,775
      2,500,000  General Electric Capital Corp.,
                 6.90%, 9/15/15                              2,548,000
                                                            ----------
                                                             4,969,775
                                                            ----------

                 FOOD PRODUCTS 3.24%
      2,500,000  Anheuser-Busch Cos., Inc.,
                 7.25%, 9/15/15                              2,531,325
                                                            ----------

                 FOREST PRODUCTS 3.22%
      2,500,000  Kimberly-Clark Corp.,
                 6.875%, 2/15/14                             2,514,250
                                                            ----------

                 GOVERNMENTS - FOREIGN 2.57%
      2,000,000  Ontario Hydro,
                 5.80%, 3/31/98                              2,002,760
                                                            ----------

                 INDUSTRIAL GOODS & SERVICES 9.07%
      2,000,000  Air Products & Chemicals, Inc.,
                 6.25%, 6/15/03                              1,971,240
      2,500,000  Monsanto Co.,
                 6.00%, 7/1/00                               2,489,750
      2,500,000  PPG Industries, Inc.,
                 7.375%, 6/1/16                              2,614,275
                                                            ----------
                                                             7,075,265
                                                            ----------

                 OIL & GAS EXPLORATION & PRODUCTION 4.56%
      2,500,000  Amoco Canada Petroleum Co. Ltd.,
                 6.75%, 2/15/05                              2,548,650
      1,000,000  BP America, Inc.,
                 8.875%, 12/1/97                             1,005,170
                                                            ----------
                                                             3,553,820
                                                            ----------

                 PHARMACEUTICALS 2.55%
      2,000,000  Eli Lilly & Co.,
                 6.25%, 3/15/03                              1,990,360
                                                            ----------

      PRINCIPAL
       AMOUNT                                                  VALUE
      ---------                                               -------
                 RAILROADS 0.66%
     $  500,000  Southern Railway Co.,
                 7.75%, 8/1/99                              $  514,000
                                                            ----------

                 RETAIL 5.52%
      2,000,000  J.C. Penney Co., Inc.,
                 6.00%, 5/1/06                               1,904,640
      2,500,000  Wal-Mart Stores, Inc.,
                 5.875%, 10/15/05                            2,401,600
                                                            ----------
                                                             4,306,240
                                                            ----------

                 SOAPS & CLEANING AGENTS 1.95%
      1,500,000  Colgate-Palmolive Co.,
                 6.85%, 11/24/99                             1,522,410
                                                            ----------

                 UTILITIES - ELECTRIC SERVICES 6.47%
      2,500,000  National Rural Utilities Cooperative
                 Finance Corp., 6.50%, 9/15/02               2,512,500
      2,500,000  Union Electric Co.,
                 6.75%, 5/1/08                               2,533,200
                                                            ----------
                                                             5,045,700
                                                            ----------

                 UTILITIES - ELECTRIC & OTHER SERVICES
                 COMBINED 4.70%
      2,500,000  Citizens Utilities Co.,
                 7.60%, 6/1/06                               2,656,350
      1,000,000  Louisville Gas & Electric Co.,
                 7.50%, 7/1/02                               1,013,000
                                                            ----------
                                                             3,669,350
                                                            ----------

                 UTILITIES - NATURAL GAS 8.28%
      2,500,000  Indiana Gas Co., Inc.,
                 6.625%, 12/1/97                             2,505,250
      2,500,000  Laclede Gas Co.,
                 6.50%, 11/15/10                             2,456,725
      1,500,000  Northern Illinois Gas Co.,
                 6.25%, 2/1/99                               1,499,640
                                                            ----------
                                                             6,461,615
                                                            ----------

                 UTILITIES - TELECOMMUNICATIONS 9.52%
      2,500,000  AT&T Corp.,
                 7.75%, 3/1/07                               2,694,500
      2,500,000  Chesapeake & Potomac Telephone
                 Co. of Maryland, 5.25%, 5/1/05              2,308,925



                                          FIRST OMAHA FUNDS - Semi-Annual Report
--------------------------------------------------------------------------------

     PRINCIPAL
      AMOUNT                                                   VALUE
     ---------                                                -------

                 UTILITIES - TELECOMMUNICATIONS 9.52% (CONT'D.)
     $1,000,000  Southern Bell Telephone & Telegraph Co.,
                 4.75%, 9/1/00                              $  965,970

      1,500,000  Southern Bell Telephone & Telegraph Co.,
                 6.00%, 10/1/04                              1,459,530
                                                            ----------
                                                             7,428,925
                                                            ----------

Total Corporate Bonds (cost $55,276,854)                    56,075,595
                                                            ----------

U.S. GOVERNMENT AGENCIES 9.77%
      3,000,000  Federal Home Loan Mortgage Corp.,
                 6.78%, 3/15/04                              2,988,360
      2,000,000  Federal National Mortgage Association,
                 8.625%, 11/10/04                            2,095,060
      2,500,000  Federal National Mortgage Association,
                 7.15%, 10/11/06                             2,541,625
                                                            ----------

Total U.S. Government Agencies (cost $7,430,253)             7,625,045
                                                            ----------

U.S. GOVERNMENT AGENCY STRIPS 2.69%
      5,300,000  Federal Home Loan Bank, 7/2/12              1,678,934
      1,320,000  Federal Home Loan Bank, 7/2/12                418,149
                                                            ----------

Total U.S. Government Agency Strips (cost $2,083,843)        2,097,083
                                                            ----------

U.S. TREASURY BONDS 2.92%
      1,000,000  8.75%, 11/15/08                             1,126,440
      1,000,000  9.125%, 5/15/09                             1,154,380
                                                            ----------

Total U.S. Treasury Bonds (cost $2,268,750)                  2,280,820
                                                            ----------

U.S. TREASURY STRIPS 10.56%
        510,000  8/15/01                                       406,108
      2,122,000  5/15/02                                     1,615,351
      6,513,000  2/15/07                                     3,651,644
      6,400,000  2/15/12                                     2,562,880
                                                            ----------

Total U.S. Treasury Strips (cost $7,228,401)                 8,235,983
                                                            ----------




        NUMBER
       OF SHARES                                              VALUE
       ---------                                             -------
INVESTMENT COMPANIES 0.81%
        627,418  Goldman Sachs ILA Treasury
                 Obligations Portfolio                     $   627,418
                                                           -----------

Total Investment Companies (cost $627,418)                     627,418
                                                           -----------

Total Investments (cost $74,915,519) 98.62%                 76,941,944

Other Assets, less Liabilities 1.38%                         1,080,447
                                                            ----------

NET ASSETS 100.00%                                         $78,022,391
                                                           ===========

See notes to financial statements.


Semi-Annual Report - FIRST OMAHA FUNDS
----------------------------------------------------------------------


SCHEDULE OF PORTFOLIO INVESTMENTS
September 30, 1997 (Unaudited)

SHORT/INTERMEDIATE FIXED INCOME FUND

      Principal
        Amount                                                  Value
      ---------                                                 -----
CORPORATE BONDS 74.03%

                 FINANCIAL SERVICES 3.88%
     $  750,000  General Electric Capital Corp.,
                 6.875%, 4/15/00                            $  762,728
                                                            ----------

                 FOOD PRODUCTS 5.16%
      1,000,000  Anheuser-Busch Cos., Inc.,
                 6.90%, 10/1/02                              1,013,040
                                                            ----------

                 PHARMACEUTICALS 15.56%
      1,000,000  Eli Lilly & Co.,
                 8.125%, 12/1/01                             1,065,510
      1,000,000  SmithKline Beecham PLC,
                 6.625%, 10/01/05                              997,800
      1,000,000  Upjohn Co.,
                 5.875%, 4/15/00                               994,530
                                                            ----------
                                                             3,057,840
                                                            ----------

                 RETAIL 5.12%
      1,000,000  Wal-Mart Stores, Inc.,
                 6.50%, 6/1/03                               1,005,840
                                                            ----------

                 UTILITIES - ELECTRIC SERVICES 20.35%
      1,000,000  Alabama Power Co.,
                 5.50%, 2/1/98                                 999,400
      1,000,000  Florida Power & Light Co.,
                 5.50%, 7/1/99                                 990,920
      1,000,000  Monongahela Power Co.,
                 5.625%, 4/1/00                                988,250
      1,000,000  Union Electric Co.,
                 6.875%, 8/1/04                              1,018,890
                                                            ----------
                                                             3,997,460
                                                            ----------

                 UTILITIES - ELECTRIC & OTHER SERVICES
                 COMBINED 9.95%
      1,000,000  Northern States Power Co.,
                 5.75%, 10/1/03                                962,180
      1,000,000  Wisconsin Electric Power Co.,
                 5.125%, 9/15/98                               993,720
                                                           -----------
                                                             1,955,900
                                                           -----------

                 UTILITIES - NATURAL GAS  3.82%
        750,000  Northern Illinois Gas Co.,
                 6.25%, 2/1/99                                 749,820
                                                           -----------


     Principal
       Amount                                                 Value
      --------                                               -------
                 UTILITIES - TELECOMMUNICATIONS 10.19%
     $1,000,000  Chesapeake & Potomac Telephone
                 Co. of Maryland, 5.875%, 9/15/99          $ 1,000,050
      1,000,000  GTE California, Inc.,
                 6.25%, 1/15/98                              1,001,480
                                                           -----------
                                                             2,001,530
                                                           -----------

Total Corporate Bonds (cost $14,356,640)                    14,544,158
                                                           -----------

U.S. GOVERNMENT AGENCIES 5.13%
      1,000,000  Federal Home Loan Bank,
                 6.50%, 11/29/05                             1,007,440
                                                           -----------

Total U.S. Government Agencies (cost $1,003,063)             1,007,440
                                                           -----------

U.S. TREASURY NOTES 5.03%
      1,000,000  5.875%, 2/15/04                               989,100
                                                           -----------

Total U.S. Treasury Notes (cost $966,409)                      989,100
                                                           -----------

U.S. TREASURY STRIPS 12.97%
        810,000  2/15/99                                       749,671
        896,000  8/15/00                                       759,449
      1,345,000  2/15/02                                     1,039,524
                                                           -----------

Total U.S. Treasury Strips (cost $2,562,749)                 2,548,644
                                                           -----------


         NUMBER
       OF SHARES
       ---------
INVESTMENT COMPANIES 1.20%
        236,431  Goldman Sachs ILA Treasury
                 Obligations Portfolio                         236,431
                                                           -----------

Total Investment Companies (cost $236,431)                     236,431
                                                           -----------

Total Investments (cost $19,125,292) 98.36%                 19,325,773

Other Assets, less Liabilities 1.64%                           321,740
                                                           -----------

NET ASSETS 100.00%                                         $19,647,513
                                                           ===========


See notes to financial statements.

                                          FIRST OMAHA FUNDS - Semi-Annual Report
--------------------------------------------------------------------------------


SCHEDULE OF PORTFOLIO INVESTMENTS
September 30, 1997 (Unaudited)

U.S. GOVERNMENT OBLIGATIONS FUND

      PRINCIPAL
        AMOUNT                                                 VALUE
      ---------                                               -------
U.S. TREASURY BILLS 37.41%
   $  5,000,000  10/9/97                                  $  4,993,997
      5,000,000  11/6/97                                     4,973,278
      5,000,000  11/13/97                                    4,968,500
      5,000,000  12/11/97                                    4,949,613
      5,000,000  1/15/98                                     4,924,919
      5,000,000  1/22/98                                     4,918,798
     10,000,000  2/12/98                                     9,805,517
      5,000,000  2/19/98                                     4,899,992
                                                          ------------
Total U.S. Treasury Bills (cost $44,434,614)                44,434,614
                                                          ------------

U.S. TREASURY NOTES 29.43%
      5,000,000  5.625%, 10/31/97                            5,002,737
     10,000,000  5.375%, 11/30/97                            9,993,756
     10,000,000  5.25%, 12/31/97                             9,977,350
     10,000,000  5.375%, 5/31/98                             9,989,063
                                                          ------------

Total U.S. Treasury Notes (cost $34,962,906)                34,962,906
                                                          ------------

REPURCHASE AGREEMENTS 33.04%
     19,253,640  G. X. Clarke & Co., 5.50%, dated 9/30/97,
                 repurchase price $19,256,582, maturing
                 10/1/97 (collateralized by U.S. Treasury
                 Notes, 6.125%, 8/31/98 and 5.125%,
                 2/28/98)                                   19,253,640

     20,000,000  HSBC Securities, Inc., 5.75%, dated 9/30/97,
                 repurchase price $20,003,194, maturing
                 10/1/97 (collateralized by U.S. Treasury
                 Notes, 6.25%, 5/31/99)                     20,000,000
                                                          ------------

Total Repurchase Agreements (cost $39,253,640)              39,253,640
                                                          ------------

Total Investments (cost $118,651,160) 99.88%               118,651,160

Other Assets, less Liabilities 0.12%                           147,051
                                                          ------------

NET ASSETS 100.00%                                        $118,798,211
                                                          ============

See notes to financial statements.


Semi-Annual Report - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------


STATEMENTS OF ASSETS AND LIABILITIES
September 30, 1997 (Unaudited)

                                                                                                           SHORT/          U.S.
                                                 SMALL CAP                                   FIXED     INTERMEDIATE   GOVERNMENT
                                                   VALUE         EQUITY      BALANCED       INCOME     FIXED INCOME   OBLIGATIONS
                                                   FUND           FUND         FUND          FUND          FUND          FUND
                                              ------------  -------------  ------------  ------------ -------------  ------------
ASSETS:
 Investments, at value (cost $9,830,599,
 $220,822,825, $18,023,204, $74,915,519,
 $19,125,292 and $79,397,520, respectively)   $11,506,593   $299,726,198   $19,864,307   $76,941,944    $19,325,773   $ 79,397,520

 Repurchase agreements, at value (cost
 $0, $0, $0, $0, $0 and $39,253,640,
 respectively)                                          -              -             -             -              -     39,253,640

 Receivable for securities sold                   150,510              -             -             -              -              -

 Interest and dividends receivable                 12,383        277,672       144,105     1,108,487        314,954        617,785

 Organizational expenses, net of
 accumulated amortization                           7,092         17,549         3,594        17,549         17,549         17,549

 Other assets                                      21,778         81,342        19,337        29,558         12,662         43,311
                                              -----------    -----------   -----------  ------------   ------------  -------------

 Total Assets                                  11,698,356    300,102,761    20,031,343    78,097,538     19,670,938    119,329,805
                                              -----------    -----------   -----------  ------------   ------------  -------------
LIABILITIES:
 Payable for securities purchased                 429,762      1,717,293        75,633             -              -              -

 Dividend payable                                       -              -             -             -              -        456,574

 Accrued expenses and other liabilities            31,243        198,974        26,729        66,919         21,750         51,652

 Accrued investment advisory fee                      659         42,559         1,376         8,228          1,675         23,368
                                              -----------   ------------   -----------  ------------   ------------  -------------

 Total Liabilities                                461,664      1,958,826       103,738        75,147         23,425        531,594
                                              -----------   ------------   -----------  ------------   ------------  -------------

NET ASSETS                                    $11,236,692   $298,143,935   $19,927,605   $78,022,391    $19,647,513   $118,798,211
                                              ===========   ============   ===========   ===========    ===========   ============

NET ASSETS CONSIST OF:
 Capital stock                                          9            185            17            76             20          1,188

 Paid-in capital in excess of par               9,160,942    199,948,713    17,940,742    76,023,622     19,791,774    118,812,319

 Undistributed net investment income                1,808         60,166        11,611        87,555         19,377          3,984

 Undistributed net realized gain (loss)
 on investments                                   397,939     19,231,498       134,132     (115,287)      (364,139)       (19,280)

 Net unrealized appreciation (depreciation)
 on investments                                 1,675,994     78,903,373     1,841,103     2,026,425        200,481              -
                                              -----------   ------------   -----------  ------------   ------------  -------------

 Net Assets                                   $11,236,692   $298,143,935   $19,927,605   $78,022,391    $19,647,513   $118,798,211
                                              ===========   ============   ===========   ===========    ===========   ============
CAPITAL STOCK, $0.00001 PAR VALUE
 Authorized                                    50,000,000     50,000,000    50,000,000    50,000,000     50,000,000    300,000,000

 Issued and outstanding                           865,549     18,474,551     1,701,284     7,590,062      1,975,745    118,817,403

NET ASSET VALUE, REDEMPTION PRICE,
AND OFFERING PRICE PER SHARE
(NET ASSETS/SHARES OUTSTANDING)                    $12.98         $16.14        $11.71        $10.28          $9.94          $1.00
                                                   ======         ======        ======        ======          =====          =====

See notes to financial statements.

                                         FIRST OMAHA FUNDS - Semi-Annual Report
-------------------------------------------------------------------------------



STATEMENTS OF OPERATIONS
For the period from April 1, 1997 to September 30, 1997 (Unaudited)

                                                                                                           SHORT/           U.S.
                                                 SMALL CAP                                   FIXED       INTERMEDIATE   GOVERNMENT
                                                   VALUE         EQUITY       BALANCED      INCOME       FIXED INCOME   OBLIGATIONS
                                                    FUND          FUND          FUND         FUND            FUND          FUND
                                                -----------    ----------    ----------   ----------      ----------     ---------
INVESTMENT INCOME:
 Interest                                       $  32,937    $ 1,575,928    $  269,871    $2,555,142       $644,673     $3,185,168
 Dividends                                         87,766      2,753,933       103,593             -              -              -
                                                ---------    -----------    ----------    ----------       --------     ----------
                                                  120,703      4,329,861       373,464     2,555,142        644,673      3,185,168
                                                ---------    -----------    ----------    ----------       --------     ----------
EXPENSES:
 Investment advisory fees                          39,005      1,062,240        64,698       226,942         51,025        148,507
 Fund administration and accounting fees           25,069        283,264        25,069        75,647         20,410        118,806
 Shareholder servicing fees                        12,117         30,787        11,899        16,616          9,635         19,385
 Professional fees                                  5,708         16,679         5,995         8,089          5,597          7,632
 Federal and state registration fees                5,693         15,967         6,219         7,833          5,845         13,700
 Administrative services plan fees                  4,393        129,592         7,635        36,268          9,369              -
 Custody fees                                       1,374         42,491         2,584        11,346          3,063         17,812
 Amortization of organization expenses                964          3,482           468         3,482          3,482          3,482
 Reports to shareholders                              622         24,896         1,085         7,221          2,053         10,830
 Pricing fees                                         617          1,072         1,913         2,330          1,351            182
 Directors' fees                                      161          5,271           305         1,490            421          2,266
 Insurance                                             70          5,438            96         1,717            481          2,306
 Other expenses                                        66          2,986           142         1,002            560          1,111
                                                ---------    -----------    ----------    ----------       --------     ----------
Total expenses before waiver                       95,859      1,624,165       128,108       399,983        113,292        346,019
 Waiver of expenses                              (38,837)      (144,652)      (48,429)      (58,490)       (15,640)       (16,103)
                                                ---------    -----------    ----------    ----------       --------     ----------
 Net Expenses                                      57,022      1,479,513        79,679       341,493         97,652        329,916
                                                ---------    -----------    ----------    ----------       --------     ----------
NET INVESTMENT INCOME                              63,681      2,850,348       293,785     2,213,649        547,021      2,855,252
                                                ---------    -----------    ----------    ----------       --------     ----------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investments          358,739      8,610,073        91,041      (83,637)       (11,179)              -

 Change in unrealized appreciation
 (depreciation) on investments                  1,551,803    35,907,185     1,853,936      3,358,138        453,360              -
                                                ---------    -----------    ----------    ----------       --------     ----------
 Net Gain on Investments                        1,910,542     44,517,258     1,944,977     3,274,501        442,181              -
                                                ---------    -----------    ----------    ----------       --------     ----------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                      $1,974,223    $47,367,606    $2,238,762    $5,488,150       $989,202     $2,855,252
                                               ==========    ===========    ==========    ==========       ========     ==========


See notes to financial statements.


STATEMENTS OF CHANGES IN NET ASSETS


                                                           SMALL CAP VALUE FUND                          EQUITY FUND
                                                   ------------------------------------     -------------------------------------
                                                    APRIL 1, 1997     JUNE 10, 1996 <F23>     APRIL 1, 1997        YEAR ENDED
                                                           TO                TO                     TO              MAR. 31,
                                                     SEPT. 30, 1997     MAR. 31, 1997         SEPT. 30, 1997          1997
                                                      (UNAUDITED)                              (UNAUDITED)
                                                     -------------     ---------------        --------------      ------------
OPERATIONS:
 Net investment income                                $    63,681     $     65,818           $   2,850,348       $   5,308,437

 Net realized gain (loss) on investments                  358,739           59,722               8,610,073          20,637,056

 Change in unrealized appreciation (depreciation)
 on investments                                         1,551,803          124,191              35,907,185           8,274,849
                                                      -----------     ------------            ------------        ------------
 Net increase in net assets resulting
 from operations                                        1,974,223          249,731              47,367,606          34,220,342
                                                      -----------     ------------            ------------        ------------

DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income                                   (64,149)         (65,097)             (2,818,797)         (5,313,779)

 Net capital gains                                              -         (20,522)                       -        (17,157,052)
                                                      -----------       ----------            ------------        ------------
 Total distributions                                     (64,149)         (85,619)             (2,818,797)        (22,470,831)
                                                      -----------       ----------            ------------        ------------

CAPITAL SHARE TRANSACTIONS:
 Proceeds from sale of shares                           3,193,019        7,322,097              18,585,904          39,307,623

 Proceeds from reinvestment of dividends                   64,135           85,592               2,797,323          22,427,121

 Redemption of shares                                 (1,103,326)        (399,511)            (26,987,907)        (38,453,262)
                                                      -----------       ----------            ------------        ------------

 Net increase (decrease) from share transactions        2,153,828        7,008,178             (5,604,680)          23,281,482
                                                      -----------       ----------            ------------        ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                 4,063,902        7,172,290              38,944,129          35,030,993

NET ASSETS:
 Beginning of period                                    7,172,790              500             259,199,806         224,168,813
                                                      -----------       ----------            ------------        ------------

 End of period                                        $11,236,692       $7,172,790            $298,143,935        $259,199,806
                                                      ===========       ==========            ============        ============
 Undistributed net investment income, end of period   $     1,808       $    2,276            $     60,166        $     28,615
                                                      ===========       ==========            ============        ============



STATEMENTS OF CHANGES IN NET ASSETS (continued)


                                                              BALANCED FUND                            FIXED INCOME FUND
                                                    ----------------------------------        ---------------------------------
                                                      APRIL 1, 1997   AUG. 6, 1996 <F23>       APRIL 1, 1997       YEAR ENDED
                                                           TO                TO                     TO              MAR. 31,
                                                     SEPT. 30, 1997     MAR. 31, 1997         SEPT. 30, 1997          1997
                                                       (UNAUDITED)                              (UNAUDITED)
                                                      ------------      ------------           ------------        -----------
OPERATIONS:
 Net investment income                                $   293,785      $   109,468             $ 2,213,649         $ 3,493,559

Net realized gain (loss) on investments                    91,041           43,091                (83,637)             231,327

 Change in unrealized appreciation (depreciation)
 on investments                                         1,853,936         (12,833)               3,358,138         (1,285,148)
                                                      -----------      -----------             -----------         -----------
Net increase in net assets resulting
 from operations                                        2,238,762          139,726               5,488,150           2,439,738
                                                      -----------      -----------             -----------         -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income                                  (288,281)        (103,973)             (2,212,461)         (3,598,700)

 Net capital gains                                              -                -                       -                   -
                                                      -----------      -----------             -----------         -----------
 Total distributions                                    (288,281)        (103,973)             (2,212,461)         (3,598,700)
                                                      -----------      -----------             -----------         -----------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from sale of shares                           8,417,857       11,063,418               5,755,669          12,299,589

 Proceeds from reinvestment of dividends                  287,831          103,947               2,192,948           3,579,341

 Redemption of shares                                 (1,623,288)        (308,394)             (8,726,225)        (15,537,577)
                                                      -----------      -----------             -----------         -----------
 Net increase (decrease) from share transactions        7,082,400       10,858,971               (777,608)             341,353
                                                      -----------      -----------             -----------         -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 9,032,881       10,894,724               2,498,081           (817,609)

NET ASSETS:
 Beginning of period                                   10,894,724                -              75,524,310          76,341,919
                                                      -----------      -----------             -----------         -----------
 End of period                                        $19,927,605      $10,894,724             $78,022,391         $75,524,310
                                                      ===========      ===========             ===========         ===========
 Undistributed net investment income, end of period   $    11,611      $     6,107             $    87,555         $    86,367
                                                      ===========      ===========             ===========         ===========



STATEMENTS OF CHANGES IN NET ASSETS (continued)


                                                   SHORT/INTERMEDIATE FIXED INCOME FUND       U.S. GOVERNMENT OBLIGATIONS FUND
                                                   ------------------------------------      ---------------------------------
                                                    APRIL 1, 1997      YEAR ENDED            APRIL 1, 1997         YEAR ENDED
                                                          TO            MAR. 31,                   TO               MAR. 31,
                                                    SEPT. 30, 1997        1997               SEPT. 30, 1997           1997
                                                     (UNAUDITED)                              (UNAUDITED)
                                                     ------------     ------------            ------------        ------------
 Net investment income                                $   547,021      $ 1,077,899           $  2,855,252         $  4,940,378

 Net realized gain (loss) on investments                 (11,179)         (64,983)                      -              (3,242)

Change in unrealized appreciation (depreciation)
 on investments                                           453,360        (164,132)                      -                    -
                                                      -----------      -----------           ------------         ------------
 Net increase in net assets resulting
 from operations                                          989,202          848,784              2,855,252            4,937,136
                                                      -----------      -----------           ------------         ------------

DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income                                  (549,917)      (1,105,302)            (2,855,252)          (4,940,378)
 Net capital gains                                              -                -                      -                    -
                                                      -----------      -----------           ------------         ------------

 Total distributions                                    (549,917)      (1,105,302)            (2,855,252)          (4,940,378)
                                                      -----------      -----------           ------------         ------------

CAPITAL SHARE TRANSACTIONS:
 Proceeds from sale of shares                           1,033,290        4,544,931            196,697,248          392,817,505

 Proceeds from reinvestment of dividends                  523,152        1,088,509                 59,642              443,533

 Redemption of shares                                 (3,390,445)      (6,390,503)          (203,371,788)        (355,559,420)
                                                      -----------      -----------           ------------         ------------

 Net increase (decrease) from share transactions      (1,834,003)        (757,063)            (6,614,898)           37,701,618
                                                      -----------      -----------           ------------         ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS               (1,394,718)      (1,013,581)            (6,614,898)           37,698,376

NET ASSETS:
 Beginning of period                                   21,042,231       22,055,812            125,413,109           87,714,733
                                                      -----------      -----------           ------------         ------------

 End of period                                        $19,647,513      $21,042,231           $118,798,211         $125,413,109
                                                      ===========      ===========           ============         ============
 Undistributed net investment income, end of period   $    19,377      $    22,273           $      3,984         $      3,984
                                                      ===========      ===========           ============         ============

Commencement of operations


See notes to financial statements.



Semi-Annual Report - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

Financial Highlights <F24>


                                                        SMALL CAP VALUE FUND                        EQUITY FUND
                                                 ----------------------------------     -----------------------------------
                                                   APRIL 1, 1997  JUNE 10, 1996 <F25>       APRIL 1, 1997      YEAR ENDED
                                                        TO                 TO                     TO            MAR. 31,
                                                  SEPT. 30, 1997     MAR. 31, 1997          SEPT. 30, 1997        1997
                                                    (UNAUDITED)                              (UNAUDITED)
                                                  --------------     -------------           ------------      -----------

NET ASSET VALUE, BEGINNING OF PERIOD                  $10.52            $10.00                 $13.74            $13.07

INCOME FROM INVESTMENT OPERATIONS:

 Net investment income                                  0.08              0.15                   0.15              0.30

 Net realized and unrealized gains (losses)
 on investments                                         2.46              0.58                   2.40              1.63
                                                      ------            ------                 ------            ------

 Total from investment operations                       2.54              0.73                   2.55              1.93
                                                      ------            ------                 ------            ------

LESS DISTRIBUTIONS TO SHAREHOLDERS:
 Dividends from net investment income                   0.08              0.15                   0.15              0.30

 Distributions from capital gains                          -              0.06                      -              0.96
                                                      ------            ------                 ------            ------
 Total distributions                                    0.08              0.21                   0.15              1.26
                                                      ------            ------                 ------            ------

NET ASSET VALUE, END OF PERIOD                        $12.98            $10.52                 $16.14            $13.74
                                                      ======            ======                 ======            ======

TOTAL RETURN <F26>                                    24.24%             7.30%                 18.64%            14.99%

SUPPLEMENTAL DATA AND RATIOS:
 Net assets, end of period (000s)                    $11,237            $7,173               $298,144          $259,200

 Ratio of net expenses to average net assets <F27>     1.24%             1.34%                  1.04%             1.04%

 Ratio of net investment income to average
 net assets <F27>                                      1.39%             2.15%                  2.01%             2.17%

 Ratio of net expenses to average net
 assets <F27><F28>                                     2.09%             3.76%                  1.14%             1.10%

 Ratio of net investment income to average
 net assets <F27><F28>                                 0.54%           (0.27)%                  1.91%             2.11%

 Portfolio turnover rate <F26>                        11.12%             7.45%                  4.76%            25.66%

 Average commission rate paid on
 portfolio investment transactions <F29>             $0.0600           $0.0662                $0.0600           $0.0677



Financial Highlights<F24> (continued)


                                                EQUITY FUND                EQUITY FUND (CONT'D.)             BALANCED FUND
                                      -----------------------------     --------------------------    ---------------------------
                                        APRIL 10,      JULY 1, 1994      YEAR ENDED     DEC. 13,        APRIL 1,         AUG. 6,
                                      1995 <F25> TO         TO            JUNE 30,       1992 TO        1997 TO       1996 <F25>
                                      MAR. 31, 1996   APRIL 9, 1995         1994        JUNE 30,     SEPT. 30, 1997  TO  MAR. 31,
                                                                                          1993        (UNAUDITED)        1997
                                      --------------  -------------      ----------     --------      -----------     ----------

NET ASSET VALUE, BEGINNING OF PERIOD     $11.39          $10.48            $10.55        $10.00          $10.41         $10.00

INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                     0.28            0.21              0.20          0.11            0.19           0.21

 Net realized and unrealized gains
 (losses) on investments                   2.13            1.48              0.15          0.54            1.30           0.40
                                         ------          ------            ------        ------          ------         ------

 Total from investment operations          2.41            1.69              0.35          0.65            1.49           0.61
                                         ------          ------            ------        ------          ------         ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
 Dividends from net investment income      0.28            0.22              0.20          0.10            0.19           0.20

 Distributions from capital gains          0.45            0.56              0.22             -               -              -
                                         ------          ------            ------        ------          ------         ------
 Total distributions                       0.73            0.78              0.42          0.10            0.19           0.20
                                         ------          ------            ------        ------          ------         ------

NET ASSET VALUE, END OF PERIOD           $13.07          $11.39            $10.48        $10.55          $11.71         $10.41
                                         ======          ======            ======        ======          ======         ======
TOTAL RETURN <F26>                       21.52%          16.48%             3.34%         6.55%          14.36%          6.14%

SUPPLEMENTAL DATA AND RATIOS:
 Net assets, end of period (000s)      $224,169        $161,323          $129,381      $111,059         $19,928        $10,895

 Ratio of net expenses to average
 net assets <F27>                         0.99%           1.03%             1.04%         1.01%           0.92%          1.16%

 Ratio of net investment income to
 average net assets <F27>                 2.32%           2.50%             1.93%         1.90%           3.41%          3.25%

 Ratio of net expenses to average
 net assets <F27><F28>                    1.07%           1.62%             1.54%         1.32%           1.48%          3.04%

 Ratio of net investment income to
 average net assets <F27><F28>            2.24%           1.91%             1.43%         1.59%           2.85%          1.37%

 Portfolio turnover rate<F26>            26.60%          14.36%            15.86%         4.94%           5.38%          5.92%

 Average commission rate paid on
 portfolio investment transactions <F29>    N/A             N/A               N/A           N/A         $0.0600        $0.0686



Financial Highlights<F24> (continued)


                                                                             FIXED INCOME FUND
                                      ------------------------------------------------------------------------------------------
                                         APRIL 1,       YEAR ENDED        APRIL 10,      JULY 1,       YEAR ENDED      DEC. 13,
                                         1997 TO         MAR. 31,        1995 <F25>      1994 TO        JUNE 30,        1992 TO
                                      SETP. 30, 1997       1997          TO MAR. 31,  APRIL 9, 1995       1994         JUNE 30,
                                       (UNAUDITED)                          1996                                         1993
                                      --------------  -------------      ----------     --------      -----------     ----------

NET ASSET VALUE, BEGINNING OF PERIOD      $ 9.84          $10.00           $  9.63        $9.58          $10.49         $10.00

INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                      0.30            0.45              0.59         0.51            0.67           0.39

 Net realized and unrealized gains
 (losses) on investments                    0.44          (0.15)              0.35         0.07          (0.88)           0.47
                                          ------          ------            ------       ------          ------         ------

 Total from investment operations           0.74            0.30              0.94         0.58          (0.21)           0.86
                                          ------          ------            ------       ------          ------         ------

LESS DISTRIBUTIONS TO SHAREHOLDERS:
 Dividends from net investment income       0.30            0.46              0.57         0.53            0.67           0.37

 Distributions from capital gains              -               -                 -            -            0.03              -
                                          ------          ------            ------       ------          ------         ------

 Total distributions                        0.30            0.46              0.57         0.53            0.70           0.37
                                          ------          ------            ------       ------          ------         ------

NET ASSET VALUE, END OF PERIOD            $10.28          $ 9.84            $10.00        $9.63          $ 9.58         $10.49
                                          ======          ======            ======        =====          ======         ======

TOTAL RETURN <F26>                         7.58%           3.06%             9.79%        6.35%         (2.29)%          8.72%

SUPPLEMENTAL DATA AND RATIOS:
 Net assets, end of period (000s)        $78,022         $75,524           $76,342      $66,488         $61,714        $59,178

 Ratio of net expenses to average
 net assets <F27>                          0.90%           0.89%             0.83%        0.87%           0.86%          0.79%

 Ratio of net investment income to
 average net assets <F27>                  5.86%           4.48%             5.94%        6.98%           6.52%          6.89%

 Ratio of net expenses to average
 net assets <F27><F28>                     1.06%           1.00%             0.96%        1.51%           1.41%          1.19%

 Ratio of net investment income
 to average net assets <F27><F28>          5.70%           4.37%             5.81%        6.34%           5.97%          6.49%

 Portfolio turnover rate <F26>             6.22%          12.66%            37.35%        7.04%          13.09%          2.62%

 Average commission rate paid on
 portfolio investment transactions <F29>       -               -               N/A          N/A             N/A            N/A

<F24> Performance data for each Fund prior to April 10, 1995 relates to a corresponding predecessor First Omaha Fund, the assets of which were acquired on that date.
<F25> Commencement of operations
<F26> Not annualized
<F27> Annualized
<F28> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
<F29> Required by regulations first effective for the fiscal year ended March 31, 1997


See notes to financial statements.


Semi-Annual Report - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------


Financial Highlights <F30> (continued)


                                                           SHORT/INTERMEDIATE FIXED INCOME FUND
                                           --------------------------------------------------------------------
                                           APRIL 1, 1997      YEAR ENDED      APRIL 10, 1995<F31>   JULY 1, 1994
                                                 TO            MAR. 31,               TO                 TO
                                           SEPT. 30, 1997        1997            MAR. 31, 1996     APRIL 9, 1995
                                            (UNAUDITED)
                                           --------------      ---------         -------------     -------------
NET ASSET VALUE, BEGINNING OF PERIOD          $9.73              $9.85               $9.66             $9.62

INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                         0.27               0.49                0.52              0.42

 Net realized and unrealized gains
 (losses) on investments                       0.21             (0.10)                0.17              0.05
                                             ------             ------              ------            ------

 Total from investment operations              0.48               0.39                0.69              0.47
                                             ------             ------              ------            ------

LESS DISTRIBUTIONS TO SHAREHOLDERS:
 Dividends from net investment income          0.27               0.51                0.50              0.43

 Distributions from capital gains                 -                  -                   -                 -
                                             ------             ------              ------            ------

 Total distributions                           0.27               0.51                0.50              0.43
                                             ------             ------              ------            ------

NET ASSET VALUE, END OF PERIOD                $9.94              $9.73               $9.85             $9.66
                                             ======             ======              ======            ======
TOTAL RETURN<F32>                             4.97%              4.00%               7.24%             5.05%

SUPPLEMENTAL DATA AND RATIOS:
 Net assets, end of period (000s)           $19,648            $21,042             $22,056           $22,130

 Ratio of net expenses to average
 net assets <F33>                             0.96%              0.97%               0.89%             0.88%

 Ratio of net investment income
 to average net assets <F33>                  5.36%              5.01%               5.34%             5.63%

 Ratio of net expenses to average
 net assets <F33><F34>                        1.11%              1.08%               1.02%             1.51%

 Ratio of net investment income
 to average net assets <F33><F34>             5.21%              4.90%               5.21%             5.00%

 Portfolio turnover rate <F32>                5.15%              4.73%              41.45%             9.93%

 Average commission rate paid on
 portfolio investment transactions <F35>          -                  -                 N/A               N/A



FINANCIAL HIGHLIGHTS <F30> (continued)

                                    SHORT/INTERMEDIATE FIXED INCOME FUND (CONT'D)         U.S. GOVERNMENT OBLIGATIONS FUND
                                    ---------------------------------------------        ----------------------------------
                                         YEAR ENDED            DEC. 13, 1992               APRIL 1, 1997       YEAR ENDED
                                          JUNE 30,                   TO                         TO              MAR. 31,
                                            1994               JUNE 30, 1993              SEPT. 30, 1997          1997
                                                                                            (UNAUDITED)
                                           ------              -------------               ------------       -----------
NET ASSET VALUE, BEGINNING OF PERIOD      $10.18                   $10.00                     $1.00              $1.00

INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                      0.55                     0.33                      0.02               0.05

 Net realized and unrealized gains
 (losses) on investments                  (0.56)                     0.16                         -                  -
                                          ------                   ------                     -----              -----

 Total from investment operations         (0.01)                     0.49                      0.02               0.05
                                          ------                   ------                     -----              -----

LESS DISTRIBUTIONS TO SHAREHOLDERS:
 Dividends from net investment income       0.55                     0.31                      0.02               0.05

 Distributions from capital gains              -                        -                         -                  -
                                          ------                   ------                     -----              -----

 Total distributions                        0.55                     0.31                      0.02               0.05
                                          ------                   ------                     -----              -----

NET ASSET VALUE, END OF PERIOD            $ 9.62                   $10.18                     $1.00              $1.00
                                          ======                   ======                     =====              =====
TOTAL RETURN<F32>                        (0.22)%                    5.00%                     2.43%              4.76%

SUPPLEMENTAL DATA AND RATIOS:
 Net assets, end of period (000s)        $21,938                  $24,581                  $118,798           $125,413

 Ratio of net expenses to average
 net assets <F33>                          0.83%                    0.79%                     0.56%              0.58%

 Ratio of net investment income to
 average net assets <F33>                  5.44%                    5.91%                     4.80%              4.66%

 Ratio of net expenses to average
 net assets <F33><F34>                     1.38%                    1.19%                     0.58%              0.59%

 Ratio of net investment income
 to average net assets <F33><F34>          4.89%                    5.51%                     4.78%              4.65%

 Portfolio turnover rate<F32>             20.52%                   15.58%                         -                  -

 Average commission rate paid on
 portfolio investment transactions <F35>     N/A                      N/A                         -                  -



FINANCIAL HIGHLIGHTS <F30> (continued)



                                                                U.S. GOVERNMENT OBLIGATIONS FUND (CONT'D)
                                         ----------------------------------------------------------------------------------------
                                        APRIL 10, 1995<F31>     JULY 1, 1994      YEAR ENDED      YEAR ENDED       DEC. 4, 1991
                                                 TO                  TO            JUNE 30,        JUNE 30,             TO
                                           MAR. 31, 1996       APRIL 9, 1995         1994            1993         JUNE 30, 1992
                                            ------------        ------------      ----------      ----------      --------------

NET ASSET VALUE, BEGINNING OF PERIOD           $1.00               $1.00             $1.00           $1.00            $1.00

INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                          0.05                0.04              0.03            0.03             0.02

 Net realized and unrealized gains
 (losses) on investments                           -                   -                 -               -                -
                                              ------              ------            ------          ------           ------

 Total from investment operations               0.05                0.04              0.03            0.03             0.02
                                              ------              ------            ------          ------           ------

LESS DISTRIBUTIONS TO SHAREHOLDERS:
 Dividends from net investment income           0.05                0.04              0.03            0.03             0.02

 Distributions from capital gains                  -                   -                 -               -                -
                                              ------              ------            ------          ------           ------

 Total distributions                            0.05                0.04              0.03            0.03             0.02
                                              ------              ------            ------          ------           ------

NET ASSET VALUE, END OF PERIOD                 $1.00               $1.00             $1.00           $1.00            $1.00
                                              ======              ======            ======          ======           ======

TOTAL RETURN <F32>                             5.14%               3.51%             2.74%           2.72%            2.15%

SUPPLEMENTAL DATA AND RATIOS:
 Net assets, end of period (000s)            $87,715             $76,105           $89,195         $91,785          $81,152

 Ratio of net expenses to average
 net assets <F33>                              0.54%               0.63%             0.60%           0.61%            0.46%

 Ratio of net investment income
 to average net assets <F33>                   5.12%               4.46%             2.68%           2.67%            3.65%

 Ratio of net expenses to average
 net assets <F33><F34>                         0.59%               1.23%             1.13%           0.96%            0.98%

 Ratio of net investment income
 to average net assets <F33><F34>              5.07%               3.86%             2.15%           2.32%            3.13%

 Portfolio turnover rate <F32>                     -                   -                 -               -                -

 Average commission rate paid on
 portfolio investment transactions <F35>         N/A                 N/A               N/A             N/A              N/A


<F30> Performance data for each Fund prior to April 10, 1995 relates to a corresponding predecessor First Omaha Fund, the assets of which were acquired on that date.
<F31> Commencement of operations
<F32> Not annualized
<F33> Annualized
<F34> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
<F35> Required by regulations first effective for the fiscal year ended March 31, 1997

See notes to financial statements.

Semi-Annual Report - FIRST OMAHA FUNDS

NOTES TO FINANCIAL STATEMENTS
September 30, 1997 (Unaudited)

1. ORGANIZATION

First Omaha Funds, Inc. (the "Company") was organized in October, 1994 as a Nebraska corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At September 30, 1997, the only series presently authorized are the Small Cap Value Fund, the Equity Fund, the Balanced Fund, the Fixed Income Fund, the Short/Intermediate Fixed Income Fund and the U.S. Government Obligations Fund (individually referred to as a "Fund" and collectively as the "Funds").

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

(A) INVESTMENT VALUATION

Securities traded over-the-counter or on a national securities exchange are valued on the basis of market value in their principal and most representative market. Securities where the principal and most representative market is a national securities exchange are valued at the latest reported sale price on such exchange. Exchange-traded securities for which there were no transactions are valued at the latest reported bid price.

Securities traded on only over-the-counter markets are valued at the latest bid price. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review by the Funds' investment adviser, First National Bank of Omaha (the "Adviser"), and determination of the appropriate price whenever a furnished price is significantly different from the previous day's furnished price. Short-term obligations (maturing within 60 days) are valued on an amortized cost basis. Securities for which quotations are not readily available and other assets are valued at fair value as determined in good faith by the Adviser under the supervision of the Board of Directors.

Pursuant to Rule 2a-7 of the 1940 Act, investments of the U.S. Government Obligations Fund are valued at either amortized cost, which approximates market value, or at original cost, which combined with accrued interest, approximates market value. Under the amortized cost valuation method, discount or premium is amortized on a constant basis to the maturity of the security. In addition, the Fund may not (i) purchase any instrument with a remaining maturity greater than 13 months unless such investment is subject to a demand feature, or (ii) maintain a dollar-weighted average portfolio maturity which exceeds 90 days.

(B) REPURCHASE AGREEMENTS

The Funds may acquire repurchase agreements from financial institutions such as banks and broker/dealers which the Adviser deems creditworthy under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by each Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Funds under the 1940 Act.

(C) ORGANIZATION COSTS

Costs incurred by the Funds in connection with their organization, registration and the initial public offering of shares have been deferred and will be amortized on a straight-line basis over a period of five years from the date upon which the Funds commenced their investment activities. Organization costs have been allocated equally among the respective Funds or by specific identification, as applicable. If any of the original shares of a Fund are redeemed by any holder thereof prior to the end of the amortization period, the redemption proceeds will be reduced by the pro rata share of the unamortized expenses as of the date of redemption. The pro rata share by which the proceeds are reduced will be derived by dividing the number of original shares of the Fund being redeemed by the total number of original shares outstanding at the time of redemption.

                                          FIRST OMAHA FUNDS - Semi-Annual Report
--------------------------------------------------------------------------------

(D) EXPENSES

The Funds are charged for those expenses that are directly attributable to each portfolio, such as advisory and custodian fees. Expenses that are not directly attributable to a portfolio are typically allocated among the portfolios in proportion to their respective net assets.

(E) DISTRIBUTIONS TO SHAREHOLDERS

The U.S. Government Obligations Fund declares dividends of net investment income daily. The remaining Funds declare dividends monthly; all of the Funds pay dividends of net investment income monthly. Distributions of net realized capital gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

(F) FEDERAL INCOME TAXES

Each Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of the income to its shareholders which will be sufficient to relieve it from all or substantially all federal income taxes.

As of March 31, 1997, each of the Fixed Income Fund, Short/Intermediate Fixed Income Fund and U.S. Government Obligations Fund had a federal income tax capital loss carryforward of $31,650, $343,978 and $16,038, respectively. The entire federal income tax loss carryforward for the Fixed Income Fund expires in 2004. The $343,978 federal income tax loss carryforward for the Short/Intermediate Fixed Income Fund expires as follows: $31,092 in 2002, $147,691 in 2003, $109,194 in 2004 and $56,001 in 2005. The entire federal income tax loss carryforward for the U.S. Government Obligations Fund expires in 2003. It is management's intention to make no distribution of any future realized capital gains until the federal income tax loss carryforwards are exhausted.

(G) USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.

(H) OTHER

Investment transactions are accounted for on the trade date plus one. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Original issue discount is amortized over the expected life of each applicable security.



Semi-Annual Report -  FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 1997 (Unaudited)

3. INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Funds have an agreement with the Adviser to furnish investment advisory services to the Funds. Under the terms of this agreement, the Funds will pay the Adviser a monthly fee at the annual rate of the following percentages on average daily net assets: 0.85% for the Small Cap Value Fund, 0.75% for the Equity Fund, 0.75% for the Balanced Fund, 0.60% for the Fixed Income Fund, 0.50% for the Short/Intermediate Fixed Income Fund and 0.25% for the U.S. Government Obligations Fund. Advisory fees of $25,239, $34,506, $18,912 and $5,102 were waived in the Small Cap Value Fund, the Balanced Fund, the Fixed Income Fund and the Short/Intermediate Fixed Income Fund, respectively.

First National Bank of Omaha also serves as custodian and transfer agent for each of the Funds. The custodian receives compensation from each of the Funds for such services in an amount equal to a fee, computed daily and payable monthly, at an annual rate of 0.03% of each Fund's average daily net assets. Custody fees of $1,374, $42,491, $2,584, $11,346 and $3,063 were waived in the
Small Cap Value Fund, the Equity Fund, the Balanced Fund, the Fixed Income Fund and the Short/Intermediate Fixed Income Fund, respectively. The transfer agent also receives compensation from each of the Funds for such services.

Sunstone Financial Group, Inc. (the "Administrator") acts as Administrator for each of the Funds. As compensation for its administrative and fund accounting services and the assumption of certain administrative expenses, the Administrator is entitled to a fee, computed daily and payable monthly, at an annual rate of 0.20% of each Fund's average daily net assets. The Small Cap Value Fund and the Balanced Fund are each subject to a $50,000 minimum annual fee. Administrative fees of $10,028, $37,335, $7,521, $10,097, $2,793 and
$16,103 were waived in the Small Cap Value Fund, the Equity Fund, the Balanced Fund, the Fixed Income Fund, the Short/Intermediate Fixed Income Fund and the U.S. Government Obligations Fund, respectively.

The Administrator may periodically volunteer to reduce all or a portion of its administrative fee with respect to one or more Funds. These waivers may be terminated at any time at the Administrator's discretion. The Administrator may not seek reimbursement of such voluntarily reduced fees at a later date. The reduction of such fee will cause the yield of that Fund to be higher than it would be in the absence of such reduction.

Sunstone Distribution Services, LLC (the "Distributor") acts as Distributor for each of the Funds. The Distributor receives no compensation from the Funds under its Distribution Agreement with the Company, but may receive compensation under the Distribution and Service Plan.

4. DISTRIBUTION AND SERVICE PLAN

Pursuant to Rule 12b-1 under the 1940 Act, the Company has adopted a Distribution and Service Plan (the "Plan"), under which each Fund is authorized to pay a periodic amount representing distribution expenses calculated at an annual rate not to exceed 0.25% of the average daily net assets of that Fund. Such amount may be used to pay banks, broker/dealers and other institutions, which may include the Adviser, its correspondent and affiliated banks and the Distributor (each a "Participating Organization") for distribution and/or shareholder service assistance pursuant to an agreement between the Distributor and the Participating Organization. As of September 30, 1997, there are no 12b-1 Agreements with any Participating Organizations.

5. ADMINISTRATIVE SERVICES PLAN

The Company has adopted an Administrative Services Plan pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions, which may include the Adviser, its correspondent and affiliated banks and the Administrator (each a "Service Organization"). Such Service Organizations agree to provide certain ministerial, record keeping and/or administrative support services for their customers or account holders who are the beneficial or record owner of shares of that Fund. In consideration for such services, a Service Organization receives a fee from a Fund, computed daily and paid monthly at an annual rate of up to 0.25% of the average daily net asset value of shares of that Fund owned beneficially or of record by such Service Organization's customers for whom the Service Organization provides such services. Effective November 1, 1996, the Company entered into an agreement under the Plan with the Adviser at an annual rate of 0.10% of the average daily net assets serviced for each of the Small Cap Value Fund, the Equity Fund, the Balanced Fund, the Fixed Income Fund and the Short/Intermediate Fixed Income Fund. For the period ended September 30, 1997, fees of $4,393, $129,592, $7,635, $36,268 and $9,369 were accrued under this agreement, respectively.
Fees of $2,196, $64,826, $3,818, $18,135 and $4,682 were waived by the Adviser, respectively.


                                          FIRST OMAHA FUNDS - Semi-Annual Report
--------------------------------------------------------------------------------


6. CAPITAL STOCK

The Funds are authorized to issue a total of 1,000,000,000 shares of common stock in series with a par value of $0.00001 per share. The Board of Directors is empowered to issue other series of the Company's shares without shareholder approval.

Each share of stock will have a pro rata interest in the assets of the Fund to which the stock of that series relates and will have no interest in the assets of any other Fund.

Transactions in shares of the Funds for the period ended September 30, 1997 were as follows:

                                                                                               SHORT/           U.S.
                               SMALL CAP                                         FIXED      INTERMEDIATE     GOVERNMENT
                                 VALUE            EQUITY        BALANCED        INCOME      FIXED INCOME    OBLIGATIONS
                                  FUND             FUND           FUND           FUND           FUND            FUND
                               ----------       ----------     ----------     ----------    ------------    ------------
Shares sold                      276,787        1,237,093        776,161        569,192        104,700       196,697,248

Shares issued to holders in
reinvestment of dividends          5,428          183,510         25,556        217,535         53,113            59,642

Shares redeemed                 (98,498)      (1,812,838)      (147,089)      (870,158)      (343,756)     (203,371,788)
                                --------      -----------      ---------      ---------      ---------     -------------

Net increase (decrease)          183,717        (392,235)        654,628       (83,431)      (185,943)       (6,614,898)
                                ========      ===========      =========      =========      =========     =============



Transactions in shares of the Funds for the period ended
March 31, 1997 were as follows:

                                                                                               SHORT/           U.S.
                               SMALL CAP                                         FIXED      INTERMEDIATE     GOVERNMENT
                                 VALUE            EQUITY        BALANCED        INCOME      FIXED INCOME    OBLIGATIONS
                                  FUND             FUND           FUND           FUND           FUND            FUND
                               ----------       ----------     ----------     ----------    ------------    ------------
Shares sold                      711,381        2,887,017      1,065,983      1,233,635        462,034       392,817,505

Shares issued to holders in
reinvestment of dividends          8,181        1,648,351          9,941        360,215        111,068           443,533

Shares redeemed                 (37,780)      (2,817,814)       (29,268)    (1,554,091)      (649,910)     (355,559,420)
                                --------      -----------       --------    -----------      ---------     -------------

Net increase (decrease)          681,782        1,717,554      1,046,656         39,759       (76,808)        37,701,618
                                ========      ===========      =========         ======       ========        ==========




Semi-Annual Report - FIRST OMAHA FUNDS
--------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 1997 (Unaudited)


7. INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the period ended September 30, 1997 were as follows:

                                                                                               SHORT/           U.S.
                               SMALL CAP                                         FIXED      INTERMEDIATE     GOVERNMENT
                                 VALUE            EQUITY        BALANCED        INCOME      FIXED INCOME    OBLIGATIONS
                                  FUND             FUND           FUND           FUND           FUND            FUND
                               ----------       ----------     ----------     ----------    ------------    ------------
Purchases
   U.S. Government                 -                -          $1,589,712     $2,041,078      $1,003,063          -
   Other                      $2,794,784       $10,617,259      6,308,840      2,604,020           -              -

Sales
   U.S. Government                  -               -               -          3,064,490         900,772          -
   Other                          964,880       25,778,524        829,071      1,519,200       1,500,000          -


As of September 30, 1997, gross unrealized appreciation and depreciation of investments were as follows:

                                                                                               SHORT/           U.S.
                                SMALL CAP                                        FIXED      INTERMEDIATE     GOVERNMENT
                                  VALUE           EQUITY        BALANCED        INCOME      FIXED INCOME    OBLIGATIONS
                                   FUND             FUND           FUND           FUND           FUND           FUND
                                ----------      ----------     ----------     ----------    ------------    ------------
Appreciation                    $1,721,545     $79,891,392     $1,943,357     $2,432,593       $270,348           -

(Depreciation)                    (45,551)       (988,019)      (102,254)      (406,168)       (69,867)           -

Net appreciation on investments $1,675,994     $78,903,373     $1,841,103     $2,026,425       $200,481           -
                                ==========     ===========     ==========     ==========       ========        ========


As of September 30, 1997, the cost of investments for federal income tax purposes is substantially the same as for financial statement purposes.


                                          FIRST OMAHA FUNDS - Semi-Annual Report
--------------------------------------------------------------------------------



INDEPENDENT AUDITORS' REPORT

To the Shareholders and
Board of Directors of
First Omaha Funds, Inc.

We have audited the accompanying statements of assets and liabilities of First Omaha Funds, Inc. (comprised, respectively, of the Small Cap Value Fund, the Equity Fund, the Balanced Fund, the Fixed Income Fund, the Short/Intermediate Fixed Income Fund and the U.S. Government Obligations Fund; collectively, the "Funds"), including the schedules of portfolio investments as of March 31, 1997, and the related statements of operations and changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of March 31, 1997, the results of their operations, changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.


                                                        KPMG Peat Marwick LLP

Omaha, Nebraska
April 11, 1997


INVESTMENT ADVISER AND CUSTODIAN
First National Bank of Omaha
Attention: Trust Division
One First National Center
Omaha, Nebraska 68102

ADMINISTRATOR
Sunstone Financial Group, Inc.
207 E. Buffalo St., Suite 400
Milwaukee, Wisconsin 53202

DISTRIBUTOR
Sunstone Distribution Services, LLC
207 E. Buffalo St., Suite 400
Milwaukee, Wisconsin 53202

LEGAL COUNSEL
Cline, Williams, Wright, Johnson & Oldfather
13th & M Streets
Lincoln, Nebraska 68508

AUDITORS
KPMG Peat Marwick LLP
Two Central Park Plaza, Suite 1501
Omaha, Nebraska 68102

This report has been prepared for the general information of First Omaha Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective First Omaha prospectus. The prospectus contains more complete information about First Omaha Funds' investment objectives, management fees and expenses, risks and operating policies. Please read the prospectus carefully before investing or sending money.


  For more INFORMATION
  call 1-800-OMAHA-03
  or write to:
  First Omaha Funds
  P.O. Box 419022
  Kansas City, Missouri 64141-6022

FBO710209